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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:           12/31/07

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. Equity	International Equity	Emerging Markets
Lazard U.S. Equity Value Portfolio	Lazard International Equity Portfolio	Lazard Emerging Markets Portfolio
Lazard U.S. Strategic Equity Portfolio	Lazard International Equity Select Portfolio
Lazard Mid Cap Portfolio	Lazard International Strategic Equity Portfolio	Fixed Income
Lazard Small Cap Portfolio	Lazard International Small Cap Portfolio	Lazard High Yield Portfolio
Lazard U.S. Small Cap Equity Growth Portfolio

The Lazard Funds, Inc.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc., you may obtain the prospectus by calling 800-823-6300, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objectives, risks, charges, expenses and other information about Portfolios of The Lazard Funds, Inc., which may not be detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

The Lazard Funds, Inc.
Investment Overviews

World Markets Overview

U.S. Equities: Growth Stocks Reign at Every Capitalization Tier

Equity markets were volatile in 2007, and many trends in place in recent years reversed. After an extended period of easily available credit, increasing defaults among subprime U.S. mortgages led to a sharp rise in the yield spreads above Treasurys among a wide variety of debt instruments, including the LIBOR rates at which banks make loans to one another. Throughout the year, the market grappled with intensifying credit problems on the one hand and continued robust global growth and the efforts of central banks to stabilize credit markets on the other. This led to a volatile market, with sharp swings in market sentiment. Financial stocks were particularly hard hit in the decline, based on concerns that they would suffer losses in their investment portfolios and reduced fee income due to a slowdown in new security issuance. In addition, investment banks that had extended financing to fund recent mergers faced losses due to their inability to resell the loans profitably in a more risk-averse environment. More cyclical areas of the market, such as materials, energy, industrials and technology, outperformed during the year, as investors expected emerging economies to continue to grow strongly even if weakness in the U.S. housing market led to a significant economic slowdown in the United States. In addition, the aggressive cuts in interest rates triggered fears that easier monetary policy could cause an upturn in inflation, increasing the attractiveness of hard assets such as commodities. The utilities and consumer staples sectors also outperformed, as investors sought defensive characteristics amid an uncertain economic outlook. Conversely, financial stocks underperformed, and consumer discretionary stocks were weak due to the negative impact of declining housing prices on consumer confidence.

During 2007, large-cap stocks outpaced small caps, as investors began to appreciate their more stable cash flow and dividend yields. Large-cap stocks, as measured by the Russell 1000® Index, gained 5.77% for the year, outpacing small-cap stocks which lost 1.57% as measured by the Russell 2000® Index. Mid-cap stocks also outperformed their small-cap brethren, as the Russell Midcap® Index rose 5.60% for the year. In addition, growth stocks outperformed value stocks for 2007 at every capitalization tier by a double-digit spread. Large-cap growth stocks, as measured by the Russell 1000 Growth Index, rose 11.81%, while large-cap value stocks lost 0.17%, as measured by the Russell 1000 Value Index. Mid-cap growth stocks also enjoyed an edge over their value peers, as the Russell Midcap Growth Index rose 11.43%, beating the 1.42% loss of the Russell Midcap Value Index. The growth-versus-value advantage also affected small-cap returns. Small-cap growth stocks, as measured by the Russell 2000 Growth Index, rose 7.05%, while small-cap value stocks, as measured by the Russell 2000 Value Index, finished with a 9.78% loss.

International Equities: German Shares Lead Europe

International equity markets ended 2007 a little ahead in local-currency terms. However, in light of the weak U.S. currency, this was another year of double-digit returns for U.S.-dollar investors. Divergence among countries and sectors was marked, and the market environment changed materially over the summer. As the extent of bad housing debts in the United States became clearer, stocks perceived as exposed to the credit economies of the United States, United Kingdom and Ireland, principally in the financials, building materials, and consumer discretionary sectors, performed poorly. Classically defensive sectors, such as telecom services and consumer staples, performed well as doubts grew about the outlook for corporate profits. The utilities sector benefited from a combination of rising power prices and perceived defensive characteristics, but pharmaceutical stocks continued to disappoint due to poor industry-specific news flow. Stocks perceived as principally exposed to growth in China and other emerging markets were very strong over the year, driven mostly by stocks in commodity areas (oil, mining, steel) as well as capital goods companies. Emerging markets equities generally rose materially in 2007. Japan was the weakest market, as the domestic economy slipped back into recession and attempts to take a more Anglo-Saxon approach to corporate strategy and balance sheets met with strong resistance. German stocks performed well, with strong momentum for internal change across many large German corporations, while Hong Kong and Australian stocks were very strong on the back of the booms in China and commodities. Finally we saw small- and mid-cap stocks materially underperform

The Lazard Funds, Inc.
Investment Overviews (continued)

larger companies, whose valuation and defensive characteristics are starting to become more appreciated in a more nervous market.

In 2007, international small-cap stocks ended their multiyear streak of outperformance over their large-cap counterparts. International small-cap stocks gained 1.45% for the year, as measured by the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Small Cap Index, while international large-cap stocks returned 11.17%, as measured by the MSCI EAFE Index.

Emerging Markets Equities: Another Record Year

Emerging markets equities recorded a record fifth consecutive positive year in 2007, with returns of almost 40%, as measured by the MSCI Emerging Markets Index. Most country markets finished the year higher with Peru, Turkey, Brazil, India and China being the best performers.

The year began with a modest fall, after having enjoyed strong performance in 2006. Markets then began to correct sharply at the end of February, as the Shanghai market encountered a steep decline. This was further amplified by investors’ concerns about the U.S. subprime mortgage market. Despite the ensuing volatility, most developing-country stock markets were remarkably resilient and finished the first quarter higher. A dramatic rise was witnessed during the second quarter as investors became more optimistic about the global economic outlook, despite evidence of inflationary pressures and higher interest rates. Shares experienced a very volatile, but mostly stronger, market environment during the third quarter. After a strong July, many markets plummeted in August as global investors became concerned about the quality of mortgage-debt assets and the financial health of consumption in the United States. After the U.S. Federal Reserve addressed this, in September, with a 50 basis point drop in short-term interest rates, capital markets recovered very strongly. The fourth quarter encompassed a volatile and modestly stronger market environment. After a robust period in October, many markets experienced profit-taking in November as global investors, once again, became concerned about subprime debt and the financial health of consumption in the United States. In reaction to this, the U.S. Federal Reserve instituted two separate 25 basis point cuts in short-term interest rates, which buoyed capital markets. By Index sector, industrials, materials, telecom services and energy performed better than the MSCI Emerging Markets Index over the year. The worst performing sectors for the year were information technology, consumer staples and consumer discretionary.

High Yield Fixed Income: Risk Reshapes the Bond Markets

Credit quality and risk were words rarely heard over the past few years as a glut of new issues spilled into the market at tight spreads. Levered yield buyers tripped over each other to buy these securities at consistently tighter spreads. This changed in the second half of 2007, when questions arose about structured asset-backed securities, their investment-grade or enhanced ratings and their ultimate liquidity. As a result of these issues, demand for high yield slowed and a number of troubled funds sought to sell some of their better-quality high yield. In the ensuing flight to quality, high-yield credit spreads widened out to more opportunistic levels in 2007. U.S. Treasury securities rallied during the latter part of the year, with ten-year Treasury yields falling about 65 basis points for all of 2007. Better-quality high yield, as represented by the double B Index, widened relative to Treasury securities but not nearly as much as the lower tiers. Double B spreads widened out to about 460 basis points from 200 basis points at the beginning of the year. This largely reflected the pressure on the double B rated homebuilders, bank and mortgage lenders and automotive finance companies that are part of the double B Index. Stripping out these troubled industries from the Index would produce a double B spread of approximately 370 basis points. This is the first time in more than four years that solid double B credits might be purchased at such spreads.

Lazard U.S. Equity Value Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard Mid Cap Portfolio

For the year ended December 31, 2007, Lazard U.S. Equity Value Portfolio’s Institutional Shares posted a total return of 1.65%, while Open Shares posted a total return of 1.59%, as compared with the (0.17)% return of the Russell 1000 Value Index.

For the year ended December 31, 2007, Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 0.33%, while Open Shares posted a total return of (0.07)%, as compared with the 5.49% return of the S&P 500® Index.

The Lazard Funds, Inc.
Investment Overviews (continued)

For the year ended December 31, 2007, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of (2.93)%, while Open Shares posted a total return of (3.17)%, as compared with the 5.60% return of the Russell Midcap Index.

The Portfolios’ performance during 2007 can be broken down into two distinct periods, as the market environment changed dramatically midway through the year. Each Portfolio benefited from solid broadbased stock selection during the first half of the year, in some cases driven by robust corporate activity, particularly in the financials and technology sectors, as several holdings were acquired. U.S. Equity Value and U.S. Strategic Equity Portfolios took profits in First Data, Alltel Corp and A.G. Edwards after these companies agreed to be acquired, and their shares reached our target valuation. Similarly, Mid Cap Portfolio took profits in several holdings that became buyout targets and reached our target valuation, including Alltel Corp., CDW Corp., A.G. Edwards, Solectron and Avaya. The Portfolios also benefited from stock selection in the consumer staples sector during the first half of the year, as shares of Coca-Cola Enterprises and Smithfield Foods rose. Coca-Cola Enterprises, which bottles and distributes Coca-Cola Company (Coke) products, saw its stock rise based on reports that Coke would purchase another beverage company in an effort to improve its portfolio of products. We believe that this kind of strategic purchase could significantly benefit Coca-Cola Enterprises.

The market environment changed during the second half of the year, as volatility increased due to losses in subprime mortgages, significant write downs at some large financial institutions and an overall slowdown in housing. Each Portfolio’s performance was hurt by stock selection in the consumer discretionary sector, due to uncertainty about the impact of the housing slowdown on consumer spending. Generally weak consumer spending, as well as a decline in the number of department stores where the company’s traditional brands are sold, hurt the performance of retailer Liz Claiborne. However, we believe that management’s strategy of using the cash flow from mature brands to fund expansion into faster-growing brands is sound. Holdings in J.C. Penney also declined, after the company reported disappointing earnings due to slower sales and warmer-than-expected weather. However, our longterm view for the company is still positive, as we believe it will benefit from supply chain improvements and a focus on exclusive brands. Weakness in several other consumer discretionary holdings, including the shares of phone-directory provider R.H. Donnelley also detracted from the Portfolios’ performance in this sector.

For U.S. Equity Value Portfolio, stock selection in the technology sector helped performance as shares of VMware posted significant gains after one of the more successful initial public offerings in recent history. The company is a spin-off of storage giant EMC and specializes in software for virtual infrastructure solutions. We took profits in VMware after it surpassed our target valuation. Some of the Portfolio’s larger-cap technology shares, such as Microsoft and IBM, also performed well this year. For example, Microsoft rose sharply after the company’s most recent earnings were strong, due to solid PC demand and robust sales of premium operating systems. The Portfolio also benefited from stock selection in the financials sector, driven by gains in Bank of New York Mellon.

For U.S. Strategic Equity Portfolio, stock selection in telecom services detracted from performance, as shares of Sprint Nextel declined. The company has lost market share in the wireless business and a management change was implemented during the fourth quarter to address this issue. We believe the company will benefit from renewed efforts to retain subscribers as it focuses on simplified calling plans and improved customer service. In addition, stock selection in health care hurt returns due to weakness in the shares of Sepracor. Sales of the company’s key products, including the sleep-aid drug Lunesta, were disappointing and research and marketing costs rose more than expected. We subsequently sold this stock from the Portfolio. In contrast, stock selection in the financials sector benefited the Portfolio, driven by gains in Bank of New York Mellon, an asset manager with limited credit exposure. The company’s most recent earnings were better than expected due to strong results in its asset-management and asset-servicing businesses, and it expects to realize even greater synergies as a result of a recently completed merger.

For Mid Cap Portfolio, stock selection in the industrials sector hurt performance, due to the Portfolio’s exposure to U.S.-centric industrials and a lack of exposure to more global areas such as construction and engineering. In particular, shares of Pitney Bowes

The Lazard Funds, Inc.
Investment Overviews (continued)

declined after the company announced a disappointing quarter. Earnings for the most recent quarter were below estimates and lower than the same period a year ago, as sales were hurt by weakness in the financial-services industry. Industrial holdings with exposure to housing, such as Masco and USG, also detracted from performance. Despite the housing slow down, Masco continues to generate a significant amount of free cash flow, which it is using to buy back stock and pay an attractive dividend.

2007 was a challenging year, due to turmoil in the credit markets and as valuation measures in general, and free-cash-flow yield in particular, were not good predictors of stock performance, particularly in the second half of the year. Amid uncertainty about U.S. growth, investors favored the strong-performing sec-tors expected to benefit from global growth at the expense of the sectors more reliant on the U.S. economy. However, recent market volatility has created opportunities to build positions in companies that are trading at compelling valuations, and we believe that these Portfolios are well-positioned to benefit from those companies that are attractively valued yet offer high returns on capital and high levels of free cash flow.

Lazard Small Cap Portfolio

For the year ended December 31, 2007, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of (6.38)%, while Open Shares posted a total return of (6.60)%, as compared with the (1.57)% return of the Russell 2000 Index.

Although the Portfolio had kept pace with the Russell 2000 Index through the first half of the year, it lost ground in the second half. In the health care sector, the Portfolio’s underweight position in biotechnology stocks detracted from returns during the year, as we have historically avoided companies and industries that do not generate cash flows or have sustainable sales revenues.

In addition, we underestimated the severity of the housing and construction downturn, and several holdings that we bought on weakness continued to fall as market conditions further deteriorated. Poor performers over the period included holdings in Beacon Roofing Supply, Insteel Industries, Houston Wire & Cable and Watsco, which are all suppliers of various products and services to both the commercial and residential building markets. Although we were aware of the various degrees of residential-housing exposure within these companies, we believed that their stock prices already reflected the worst-case scenarios and that there were positive opportunities for these cash-generating businesses. However, concerns that economic weakness could impact the commercial side of these businesses has continued to keep these stocks under pressure. While conditions remain difficult, we do believe that these companies have solid business models.

In the technology sector, Portfolio holdings with exposure to the semiconductor industry also performed poorly. Integrated Device Technology, Actel, LTX and Benchmark Electronics were all down over 25% for the year, based on concerns related to the cyclicality of the semiconductor industry. Actel and LTX were subsequently sold from the Portfolio, as we believed there was better appreciation potential in other stocks.

On the positive side, the consumer discretionary sector was a good source of returns for the Portfolio. Despite difficult conditions for many companies that rely on consumer spending, several holdings continued to post strong results. Bally Technologies, a gaming equipment and services provider, was up over 150% for the year as the company continued to execute well and posted robust earnings increases. Rare Hospitality, a steak-house operator, was another key contributor to returns, as Darden Restaurants purchased the company at a significant premium. As a result, we took profits in Rare Hospitality and no longer own the stock. Aeropostale, a teen apparel retailer, was another strong performer in a challenging retail environment.

Due to continued concerns related to a slowdown in the economy and weaker consumer spending, we are taking a more cautious approach and focusing on companies with high visibility into earnings. As many companies across the small-cap universe have come down in price and valuation, we will also use this weakness as an opportunity to upgrade the quality of the Portfolio.

Lazard U.S. Small Cap Equity Growth Portfolio

For the year ended December 31, 2007, Lazard U.S. Small Cap Equity Growth Portfolio’s Institutional Shares posted a total return of 13.09%, while Open Shares posted a total return of 13.04%, as compared with the 7.05% return of the Russell 2000 Growth Index.

The Lazard Funds, Inc.
Investment Overviews (continued)

The primary drivers of the Portfolio’s strong perfor-mance for 2007 were stock selection in industrials, technology and consumer discretionary. The only area of weakness was stock selection and an underweight position in the health care sector.

During the year, good stock opportunities continued to be found in the industrials sector. Huron Consulting, a provider of financial and operational consulting services, was a strong performer as the company continued to execute well and delivered solid earnings numbers throughout the year. BE Aerospace, a manufacturer of interior products for aviation aircraft, RBC Bearings, a maker of precision bearings for a variety of industrial end uses, and Kennametal, a global supplier of precision tool equipment, all benefited from strong export markets and growing international sales. These companies were four of the Portfolio’s top holdings, which greatly benefited performance.

Stock selection in the technology sector also boosted performance, and the technology stocks owned by the Portfolio generally fell into two categories. Our holdings in small, but dominant, companies in a specific technology niche include AuthenTec, a developer of fingerprint authentication sensors, Concur Technologies, a provider of eCommerce software services for business travel, and Synaptics, a developer of custom-designed user-interface systems for mobile computing. These companies have a leading market share and benefit from the technology network effect to retain their competitive advantages. Our other technology holdings include well run businesses in strong secular-growth industries, such as Rubicon Technology, a manufacturer of synthetic sapphires for LED displays and optical applications, Interactive Intelligence, a provider of automated and interactive communication systems, and Atheros Communications, a developer of WiFi network technologies. All of these stocks performed well in 2007, but we sold Atheros when the downside risk to valuation appeared greater than the upside opportunity.

Stock selection in the consumer discretionary sector also added value during the year as the Portfolio’s holdings returned over 10% while the benchmark Index lost 2.5% in this sector. Our ability to find companies that serve specialty and niche markets proved successful, as many other companies were hard hit by growing fears of a consumer slowdown due to ongoing credit market and recession concerns. Crocs, a maker of closed-cell resin shoes, performed strongly over the period, despite pulling back in the fourth quarter. Investors were concerned that the company’s inventory build up was a signal of slowing growth, but we believe the build up is part of Croc’s natural growth as it continues to expand its product offerings and grow its business at an impressive double-digit pace.

The only area of weakness for the Portfolio in 2007 was health care. We are typically underweight in this sector as many companies in the biotech industry do not generate cash or have any ongoing sales revenue. We look to invest in profitable companies and in a risk-averse environment. It was surprising to see the health care sector take market leadership, although this was likely due to the sector’s lack of consumer or housing exposure, which made it a defensive play. Several of the stocks that we did own, such as Emergent Biosolutions, Sirona Dental and Mentor, all disappointed and were sold out of the Portfolio as the investment thesis for each was no longer intact.

In this volatile market, uncertainty seems to be around every corner and companies are severely punished for even hinting at an earnings miss. Stocks seem to be moving on rumors and limited news flow. Within this environment, we are staying focused on the fundamentals and individual events that will ultimately drive the long-term value of the businesses we own.

Lazard International Equity Portfolio

For the year ended December 31, 2007, Lazard International Equity Portfolio’s Institutional Shares posted a total return of 10.96%, while Open Shares posted a total return of 10.57%, as compared with the 11.17% return of the MSCI EAFE Index.

During the year, stock selection in the consumer staples sector aided performance as InBev shares benefited from the company’s cost reductions in Western Europe as well as strong volume growth in Brazil. Shares of Nestle and Unilever also rose, as both companies continued to improve margins, while the Portfolio’s tobacco holdings were boosted by industry consolidation. Stock selection in the telecom services sector also helped performance, as shares of Turkcell rose. The Turkish wireless provider generated strong

The Lazard Funds, Inc.
Investment Overviews (continued)

results, as it was able to maintain market share without reducing prices. In addition, shares of Singapore Telecommunications performed well, as the company benefited from continued strong growth in its emerging-markets businesses. Conversely, performance was hurt by the Portfolio’s lack of exposure to mining companies, which continued to rise amid resilient commodity prices and expectations of continued strong growth in the commodity-intensive emerging markets. We believe these shares continue to discount an extended period of commodity prices well above historical norms. Stock selection in the financials sector also detracted from performance, as Japanese holdings, such as Sumitomo Trust, Sumitomo Mitsui Financial and Nomura, declined. Turmoil in the global credit markets may deter the Bank of Japan from raising interest rates, limiting the potential for these companies to increase their net interest income. However, we believe their profitability has already improved dramatically, as the Japanese economy emerges from extended weakness, and that this profitability improvement should persist as the economy continues to normalize. We subsequently sold Nomura in the fourth quarter, as we believed there was greater appreciation potential in our other large Japanese financial holdings.

As investors began to question the sustainability of economic growth during the last six months, many market trends reversed, with larger stocks outperforming small-cap stocks and more consistently profitable companies outperforming deeper cyclicals. We believe this reversal has further to go and that the Portfolio is well positioned for such an environment, as the valuations of high-quality, more consistently profitable companies remain attractive despite their recent outperformance.

Lazard International Equity Select Portfolio

For the year ended December 31, 2007, Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 9.25%, while Open Shares posted a total return of 8.92%, as compared with the 11.17% return of the MSCI EAFE Index.

Good stock selection in the telecom services sector benefited the Portfolio’s performance during 2007, as emerging markets holdings Mobile TeleSystems (Russia) and Turkcell (Turkey) posted solid gains. Shares of Vodafone and Singapore Telecommunications also performed well. Returns were also boosted by stock selection in the consumer staples sector, as shares of Nestle, Heineken and Unilever rose due to continued margin improvements. The Portfolio’s tobacco holdings, such as Imperial Tobacco and British American Tobacco, also posted gains due to industry consolidation. The Portfolio’s stock selection in the consumer discretionary sector added value during the period, helped by gains in the shares of Adidas. The company has experienced significant margin improvement and cost synergies from its integration of Reebok, and its order backlog was strong which bodes well for future sales. Gains in Daimler shares, following the company’s decision to sell its Chrysler division, also helped returns in this sector. Conversely, performance was hurt by the Portfolio’s lack of exposure to mining companies, which continued to rise amid resilient commodity prices and expectations of continued strong growth in the commodity-intensive emerging markets. We believe these shares continue to discount an extended period of commodity prices well above historical norms. Stock selection in the financials sector also detracted from performance, as Japanese holdings, such as Sumitomo Mitsui Financial and Nomura, declined. Turmoil in the global credit markets may deter the Bank of Japan from raising interest rates, limiting the potential for these companies to increase their net interest income. However, we believe their profitability has already improved dramatically, as the Japanese economy emerges from extended weakness, and that this profitability improvement should persist as the economy continues to normalize.

As investors began to question the sustainability of economic growth during the last six months, many market trends reversed, with larger stocks outperforming small-cap stocks and more consistently profitable companies outperforming deeper cyclicals. We believe this reversal has further to go and that the Portfolio is well positioned for such an environment, as the valuations of high-quality, more consistently profitable companies remain attractive despite their recent outperformance.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2007, Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 12.88%, while Open Shares posted a total return of 12.37%, as compared with the 11.17% return of the MSCI EAFE Index.

The Lazard Funds, Inc.
Investment Overviews (continued)

Overall, the Portfolio ended the year somewhat ahead of the broader market, with a very strong fourth-quarter performance compensating for a disappointing start to the year.

Positive contributors to performance for the year included Daimler, which is in the middle of a substantial restructuring and sold its Chrysler division to a private-equity firm in the first half of the year. In the energy sector, the Portfolio’s holdings in OMV and Cairn Energy performed well, due to their attractive valuation in a higher oil-price environment. The Portfolio also owned Julius Baer, which performed strongly based on the successful restructuring of its private bank. Holdings in Gaz de France performed well as the merits of its merger with Suez gained greater appreciation. In addition, the tobacco industry’s emerging-markets growth, pricing power, oligopolistic competition, cost reductions and very high free cash flows once again proved attractive to investors, benefiting the Portfolio’s holdings in Japan Tobacco, Imperial Tobacco, Eastern Tobacco in Egypt and British American Tobacco. Emerging-markets mobile-telecom holdings Mobinil and Turkcell performed strongly, driven by their low valuations and excellent operating results. Turkish bank holdings Asya Katilim Bankasi and Turkiye Halk Bankasi also contributed to performance, although we sold the former after it reached our target valuation.

In contrast, stock selection in the materials sector significantly detracted from the Portfolio’s performance, as we did not own stocks in the commodity areas of mining, steel and chemicals, which enjoyed margins, returns, and valuations that were very materially above historic levels. However, the market continued to invest in these companies in the belief that strong demand and a delayed supply response would allow these super-normal profits to be maintained for an extended period. Shares of Irish building-materials company CRH, also hurt performance in this sector, as the stock declined based on concerns about the company’s U.S. construction exposure. However, our investment in Indian cement company Grasim performed very well, partially offsetting this drag on performance. The Portfolio’s performance also suffered from U.K. and Irish macroeconomic exposure through holdings in DIY retailer Kingfisher, broadcaster ITV, travel company Thomas Cook, and Irish banks. We subsequently sold Kingfisher, as we believed that rising rates in the

United Kingdfom could negatively impact sales momentum. Shares of U.K. mortgage lender Northern Rock were particularly weak as its business model started to come under pressure in a changed debt-market environment. However, we recognized this emerging risk and sold the stock before its major collapse. In addition, the Portfolio’s Japanese financials performed poorly as a weak domestic economy hampered loan growth and the potential for interest rate rises, thus depressing margin expansion. Shares of Keyence, a Japanese technology holding, also performed poorly as the company suffered from low levels of technology capital expenditures. We sold Keyence based on the disappointing outlook for its business.

We have seen a material change in debt markets since the summer. Going forward, we believe both consumers and companies could find it harder and more expensive to borrow money to spend or invest. This is likely to impact asset prices and may cause some slowdown in global GDP growth, especially in credit-driven economies such as the United States and United Kingdom. It remains unclear how large the impact may be or to what extent it spills over into China and other emerging markets, thus causing considerable uncertainty on the outlook for corporate profits. We remain confident that our focus on stock selection and on the combination of sustainably high or improving returns, at attractive valuations, should be well placed in a variety of market conditions as shown by the track record of the strategy since inception.

Lazard International Small Cap Portfolio

For the year ended December 31, 2007, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of (4.61)%, while Open Shares posted a total return of (4.79)%, as compared with the 1.45% return of the MSCI EAFE Small Cap Index.

During the period, the primary source of the Portfolio’s underperformance was stock selection within the consumer discretionary and industrials sectors, as economically sensitive stocks were weak, particularly those with U.S. exposure. This was countered by good stock selection in energy and materials sectors. Geographically, Ireland and Australia underperformed, while the Netherlands was strong.

The Lazard Funds, Inc.
Investment Overviews (continued)

Fugro, a Netherlands-based oil-services company, was a significant outperformer during the year. Fugro is the world’s leading provider of specialty seismic services to the energy, mining, and construction sectors. The company published strong results, particularly in relation to its offshore-services segment. With oil prices continuing to remain high, demand for Fugro’s services are extremely robust. In addition, the company continues to expand its fleet of vessels, which may lead to higher day rates, lower operating costs, and better utilization rates. We believe this will result in improved margins and earnings, going forward.

In contrast, construction and building-related holdings, such as U.K. welding-equipment manufacturer Charter and Dutch pipe-manufacturer Wavin, experienced weak performance during the year. In addition to having some exposure, albeit small, to the U.S. residential-housing market, investors worried that the U.S. subprime crisis would spill over to Europe. In addition to the Irish and Spanish markets, which have been cooling for some time, the German market began to soften toward the end of the first half. We sold Wavin, but continue to hold Charter as we believe that its dominant market position should allow it to earn strong returns even in the trough of the cycle. Charter also has exposure to Eastern European markets that continue to benefit from cyclical and secular growth in building and construction.

Questions about global economic health remain as we enter 2008, namely, how severe will the U.S. housing downturn be? What will be the impact of the U.S. subprime crisis on the general economy and how will the U.S. consumer respond? While these issues are mainly U.S.-centric, their impact may be felt around the world. Other more widespread concerns such as commodity-price inflation, particularly in energy, could also impact economic development, going forward. Currency fluctuations, particularly the weak U.S. dollar, remain a concern as well. In this environment, discipline, in terms of business models and valuations, will be of the utmost importance. We believe that our focus on companies with strong fundamentals, high financial productivity, proven managements, strong cash flows, and strong balance sheets will allow us to perform positively going forward.
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Lazard Emerging Markets Portfolio

For the year ended December 31, 2007, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 33.05%, while Open Shares posted a total return of 32.71%, as compared with the 39.38% return of the MSCI Emerging Markets Index.

During the year, performance benefited from stock selection in the materials, telecom services and energy sectors. From a regional perspective, performance was enhanced by stock selection in Brazil, the Philippines, Russia, and Turkey. For example, positions in CVRD and Kumba (Brazilian and South African iron-ore producers, respectively) rose sharply, due to robust iron-ore pricing trends. Holdings in mobile-phone operators Mobile TeleSystems (Russia) and Turkcell (Turkey) performed strongly, due to robust subscriber growth and the companies’ impressive results. Overweight positions in Brazil, Egypt, Indonesia and India also added value, as did underweight positions in Russia and Taiwan. Conversely, performance was hurt by poor stock selection in South Korea, Mexico, Taiwan, India and Indonesia, and within the industrials, consumer discretionary, technology and financials sectors. For example, shares of Samsung Electronics (a South Korean electronics company) performed poorly, due to lackluster industry conditions as well as the strong Korean won. The Portfolio’s holdings in Truworths International and Steinhoff International (South African-based consumer companies) also declined, due to the rising interest rate environment in South Africa. Underweight positions in China and the energy sector subtracted value, as did an overweight position in the consumer discretionary sector.

We currently view the emerging markets as reasonably valued in the medium and long term. However, on a short-term basis, we believe there is evidence that some areas of the markets have become expensive or, at least, fairly valued. As a result, we are neutral in the near term.

Lazard High Yield Portfolio

For the year ended December 31, 2007, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 3.63%, while Open Shares posted a total return of 3.53%, as compared with the 2.19% return of the Merrill Lynch High Yield Master II® Index.

The Lazard Funds, Inc.
Investment Overviews (concluded)

The Portfolio materially outperformed the Merrill Lynch High Yield Master II Index for the third and fourth quarters and for all of 2007. The Portfolio’s higher-quality holdings held up well and led to the outperformance. The Portfolio’s performance was particularly helped by underweight positions in General Motors, Ford, their affiliates and home builders. Performance was also positively impacted by security selection and overweight positions in the metal and chemical sectors.

From our perspective, value has returned to the upper tier of high yield. We believe the best time to buy better-quality high yield is when spreads are widening and fast money players are selling their best credits to raise cash. We consider this to be an opportune time to purchase better-quality high yield. Our worst-case outlook for the economy is a “muddle- through” scenario with sub-par growth and a steep- ening Treasury curve. We believe the weaker U.S. dollar may lead to further growth in exports and help shore up the economy. Better-quality sectors may feel a pinch from rising credit standards but will fare better than lower-quality credits in a slowing economy that, we anticipate, will see continued market volatility.

Notes to Investment Overviews:

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of December 31, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

The Lazard Funds, Inc.
Performance Overviews

Lazard U.S. Equity Value Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Equity Value Portfolio and Russell 1000® Value Index*

U.S. Equity Value Portfolio Institutional Shares	$12,790
Russell 1000 Value Index	12,358

Average Annual Total Returns* Periods Ended December 31, 2007
	One Year	Since Inception†
U.S. Equity Value Portfolio**
Institutional Shares	1.65%	11.55%
Open Shares	1.59	11.32
Russell 1000 Value Index	(0.17)	9.86

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was September 30, 2005.

The Lazard Funds, Inc.
Performance Overviews (continued)

  Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Strategic Equity Portfolio and S&P 500® Index*

U.S. Strategic Equity Portfolio Institutional Shares	$12,370
S&P 500 Index	12,799

Average Annual Total Returns* Periods Ended December 31, 2007
	One Year	Since Inception†
U.S. Strategic Equity Portfolio**
Institutional Shares	0.33%	7.34%
Open Shares	(0.07)	7.06
S&P 500 Index	5.49	8.57

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Mid Cap Portfolio Institutional Shares	$25,031
Russell Midcap Index	25,730

Average Annual Total Returns* Year Ended December 31, 2007
	One Year	Five Years	Ten Years
Mid Cap Portfolio**
Institutional Shares	(2.93)%	14.38%	9.61%
Open Shares	(3.17)	14.07	9.28
Russell Midcap Index	5.60	18.20	9.91

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index (which consists of the 1,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Small Cap Portfolio Institutional Shares	$18,280
Russell 2000 Index	19,822

Average Annual Total Returns* Year Ended December 31, 2007
	One Year	Five Years	Ten Years
Small Cap Portfolio**
Institutional Shares	(6.38)%	12.86%	6.22%
Open Shares	(6.60)	12.53	5.96
Russell 2000 Index	(1.57)	16.24	7.08

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000 Index (which consists of the 3,000 largest U.S. companies by capitalization). The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard U.S. Small Cap Equity Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Small Cap Equity Growth Portfolio and Russell 2000 Growth Index*

U.S. Small Cap Equity Growth Portfolio Institutional Shares	$11,495
Russell 2000 Growth Index	11,125

Average Annual Total Returns* Periods Ended December 31, 2007
	One Year	Since Inception†
U.S. Small Cap Equity Growth Portfolio**
Institutional Shares	13.09%	7.88%
Open Shares	13.04	7.62
Russell 2000 Growth Index	7.05	5.97

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, has no fees or costs and is not available for investment.

The Portfolio invests in initial public offerings (“IPOs”). The effect of IPOs on the Portfolio’s performance may be significant, particularly given the relatively small size of this Portfolio. You should be aware that IPOs may not continue to be available for investment by the Portfolio or, if available, the effect of IPO investing on the Portfolio’s performance may not be as significant as the Portfolio’s asset size increases.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was February 28, 2006.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

International Equity Portfolio Institutional Shares	$19,761
MSCI EAFE Index	22,947

Average Annual Total Returns* Year Ended December 31, 2007
	One Year	Five Years	Ten Years
International Equity Portfolio**
Institutional Shares	10.96%	17.92%	7.05%
Open Shares	10.57	17.59	6.76
MSCI EAFE Index	11.17	21.58	8.66

*	All returns reflect reinvestment of all dividends and distributions, if any.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

International Equity Select Portfolio Institutional Shares	$17,397
MSCI EAFE Index	19,710

Average Annual Total Returns* Periods Ended December 31, 2007
	One Year	Five Years	Since Inception†
International Equity Select Portfolio**
Institutional Shares	9.25%	17.21%	8.77%
Open Shares	8.92	16.87	8.49
MSCI EAFE Index	11.17	21.58	10.85

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Strategic Equity Portfolio and MSCI EAFE Index*

International Strategic Equity Portfolio Institutional Shares	$15,373
MSCI EAFE Index	15,058

Average Annual Total Returns* Periods Ended December 31, 2007
	Institutional Shares		Open Shares
	One Year	Since Inception†	One Year	Since Inception†
International Strategic Equity Portfolio**	12.88%	21.95%	12.37%	15.95%
MSCI EAFE Index	11.17	20.79	11.17	15.87

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Institutional Shares was October 31, 2005 and for Open Shares was February 3, 2006.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

International Small Cap Portfolio Institutional Shares	$30,454
MSCI EAFE Small Cap Index	29,275

Average Annual Total Returns* Year Ended December 31, 2007
	One Year	Five Years	Ten Years
International Small Cap Portfolio**
Institutional Shares	(4.61)%	21.07%	11.78%
Open Shares	(4.79)	20.74	11.38
MSCI EAFE Small Cap Index	1.45	26.36	11.33

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the perfor- mance of securities of small cap companies listed on the stock exchanges of MSCI EAFE Index countries. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (continued)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets Index*

Emerging Markets Portfolio Institutional Shares	$40,139
MSCI Emerging Markets Index	37,942

Average Annual Total Returns* Year Ended December 31, 2007
	One Year	Five Years	Ten Years
Emerging Markets Portfolio**
Institutional Shares	33.05%	37.71%	14.91%
Open Shares	32.71	37.44	14.66
MSCI Emerging Markets Index	39.38	36.99	14.26

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is comprised of emerging market securities in countries open to non-local investors. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

The Lazard Funds, Inc.
Performance Overviews (concluded)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

High Yield Portfolio Institutional Shares	$13,225
Merrill Lynch High Yield Master II Index	17,111

Average Annual Total Returns*
Periods Ended December 31, 2007
	Institutional Shares			Open Shares
	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†
High Yield Portfolio**	3.63%	10.18%	2.84%	3.53%	9.89%	2.09%
Merrill Lynch High Yield Master II Index	2.19	10.76	5.52	2.19	10.76	5.38

*
All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2007 through December 31, 2007 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Expense Ratio During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
U.S. Equity Value Portfolio
Institutional Shares
Actual	$1,000.00	$944.10	$4.91	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$5.10	1.00%
Open Shares
Actual	$1,000.00	$944.50	$6.39	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.63	$6.63	1.30%
U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$930.80	$4.79	0.98%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.25	$5.01	0.98%
Open Shares
Actual	$1,000.00	$928.60	$6.57	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.39	$6.88	1.35%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses	(continued)

				Annualized
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*	Expense Ratio During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
Mid Cap Portfolio
Institutional Shares
Actual	$1,000.00	$865.50	$4.09	0.87%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%
Open Shares
Actual	$1,000.00	$865.00	$5.31	1.13%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.51	$5.75	1.13%
Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$882.40	$4.48	0.94%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.44	$4.81	0.94%
Open Shares
Actual	$1,000.00	$882.10	$6.00	1.27%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.82	$6.44	1.27%
U.S. Small Cap Equity Growth Portfolio
Institutional Shares
Actual	$1,000.00	$966.60	$6.20	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.37	1.25%
Open Shares
Actual	$1,000.00	$964.80	$7.70	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.37	$7.90	1.55%
International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,035.90	$4.65	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.64	$4.61	0.91%
Open Shares
Actual	$1,000.00	$1,034.40	$6.20	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.15	1.21%
International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$1,009.10	$5.82	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Open Shares
Actual	$1,000.00	$1,008.30	$7.34	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.89	$7.38	1.45%
International Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,045.40	$4.56	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.74	$4.51	0.88%
Open Shares
Actual	$1,000.00	$1,042.90	$6.62	1.29%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.73	$6.54	1.29%

The Lazard Funds, Inc.
Information About Your Portfolio’s Expenses	(concluded)

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07	7/1/07 - 12/31/07
International Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$910.90	$4.96	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.02	$5.24	1.03%
Open Shares
Actual	$1,000.00	$910.10	$6.09	1.26%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.83	$6.43	1.26%
Emerging Markets Portfolio
Institutional Shares
Actual	$1,000.00	$1,132.50	$6.53	1.21%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.08	$6.18	1.21%
Open Shares
Actual	$1,000.00	$1,131.50	$7.91	1.47%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.78	$7.49	1.47%
High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,007.40	$2.78	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,006.00	$4.30	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

The Lazard Funds, Inc.
Portfolio Holdings Presented by Sector
December 31, 2007

	Lazard	Lazard			Lazard
Sector*	U.S. Equity Value Portfolio	U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio	U.S. Small Cap Equity Growth Portfolio
Consumer Discretionary	9.9%	13.7%	15.6%	8.7%	18.6%
Consumer Staples	6.2	12.6	6.9	0.2	—
Energy	15.0	9.4	9.6	5.9	4.9
Financials	28.1	17.0	18.0	15.8	4.6
Health Care	11.2	9.8	7.7	8.2	8.3
Industrials	6.3	7.3	15.9	13.3	26.8
Information Technology	8.2	18.2	15.0	17.7	26.5
Materials	3.2	4.7	4.4	7.2	5.8
Telecommunication Services	5.6	3.4	2.5	2.7	—
Utilities	3.4	—	—	—	—
Short-Term Investments	2.9	3.9	4.4	20.3	4.5
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio
Consumer Discretionary	8.7%	5.0%	12.7%	11.9%	11.3%
Consumer Staples	16.5	20.2	18.1	—	10.1
Energy	7.3	10.6	3.1	5.2	6.0
Financials	17.6	22.5	19.0	17.5	18.2
Health Care	7.9	9.0	5.4	5.3	0.7
Industrials	8.6	6.1	15.1	25.0	9.0
Information Technology	5.3	7.1	3.1	6.3	10.1
Materials	1.6	2.5	8.5	10.1	14.1
Telecommunication Services	7.8	11.3	6.0	0.9	10.6
Utilities	5.6	4.6	7.3	—	1.5
Short-Term Investments	13.1	1.1	1.7	17.8	8.4
Total Investments	100.0%	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Credit Rating
December 31, 2007

Lazard
S&P Credit Rating*	High Yield Portfolio
BBB	1.5%
BBB-	5.6
BB+	8.4
BB	6.4
BB-	17.6
B+	12.0
B	13.2
B-	7.5
CCC+	4.4
CCC	0.9
Short-Term Investments	22.5
Total Investments	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolios of Investments
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard U.S. Equity Value Portfolio			Electric—3.1%
Common Stocks—97.7%			Entergy Corp.	400	$47,808
Alcohol & Tobacco—1.5%			Exelon Corp.	1,160	94,702
Altria Group, Inc.	668	$50,487	PG&E Corp.	1,900	81,871
Reynolds American, Inc.	1,300	85,748	Wisconsin Energy Corp.	960	46,762
		136,235			271,143
Automotive—0.6%			Energy Exploration &
The Goodyear Tire & Rubber Co. (a)	1,870	52,771	Production—3.0%
Banking—9.5%			Anadarko Petroleum Corp.	900	59,121
Bank of America Corp.	6,511	268,644	Apache Corp.	360	38,715
Bank of New York Mellon Corp.	3,474	169,392	Devon Energy Corp.	655	58,236
First Horizon National Corp.	1,510	27,407	Newfield Exploration Co. (a)	1,270	66,929
Huntington Bancshares, Inc.	6,420	94,759	Occidental Petroleum Corp.	580	44,654
Marshall & Ilsley Corp.	1,627	43,083			267,655
SunTrust Banks, Inc.	1,365	85,299	Energy Integrated—12.0%
Wachovia Corp.	2,247	85,453	Chevron Corp.	2,911	271,683
Wells Fargo & Co.	2,180	65,814	ConocoPhillips.	2,150	189,845
		839,851	Exxon Mobil Corp.	5,556	520,542
Cable Television—1.7%			Marathon Oil Corp.	1,320	80,335
Comcast Corp., Class A (a)	8,230	149,128			1,062,405
Chemicals—1.7%			Financial Services—9.4%
RPM International, Inc.	2,900	58,870	AmeriCredit Corp. (a)	4,320	55,253
The Dow Chemical Co.	2,220	87,512	Capital One Financial Corp.	1,800	85,068
		146,382	Citigroup, Inc.	7,220	212,557
Commercial Services—1.1%			JPMorgan Chase & Co.	5,076	221,567
Automatic Data Processing, Inc.	976	43,461	Legg Mason, Inc.	700	51,205
R.H. Donnelley Corp. (a)	1,500	54,720	Lehman Brothers Holdings, Inc.	1,600	104,704
		98,181	Morgan Stanley	1,850	98,253
Computer Software—2.0%					828,607
Microsoft Corp.	2,820	100,392	Food & Beverages—2.1%
Sybase, Inc. (a)	2,790	72,791	Coca-Cola Enterprises, Inc.	2,070	53,882
		173,183	Kraft Foods, Inc., Class A	1,904	62,128
Consumer Products—2.0%			Pilgrim’s Pride Corp.	2,400	69,480
Mattel, Inc.	3,500	66,640			185,490
The Procter & Gamble Co.	1,485	109,029	Forest & Paper Products—2.0%
		175,669	Ball Corp.	870	39,150
Drugs—5.1%			Kimberly-Clark Corp.	879	60,950
Pfizer, Inc.	12,694	288,535	Pactiv Corp. (a)	2,800	74,564
Wyeth	3,640	160,851			174,664
		449,386	Gas Utilities—0.4%
			Dynegy, Inc., Class A (a)	4,870	34,772
			Health Services—1.5%
			Community Health Systems, Inc. (a)	2,300	84,778
			WellPoint, Inc. (a)	600	52,638
					137,416

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard U.S. Equity Value Portfolio (concluded)
Insurance—8.6%
American International Group, Inc.	3,400	$198,220
Lincoln National Corp.	1,781	103,690
Marsh & McLennan Cos., Inc.	2,500	66,175
MetLife, Inc.	820	50,528
The Allstate Corp.	1,180	61,631
The Hartford Financial Services
Group, Inc.	1,150	100,269
The Travelers Cos., Inc.	2,315	124,547
W.R. Berkley Corp.	1,700	50,677
		755,737
Leisure & Entertainment—4.3%
Brinker International, Inc.	2,900	56,724
Cinemark Holdings, Inc.	3,800	64,600
News Corp., Class A	2,541	52,065
Time Warner, Inc.	9,800	161,798
Viacom, Inc., Class B (a)	1,100	48,312
		383,499
Manufacturing—6.4%
General Dynamics Corp.	600	53,394
General Electric Co.	9,075	336,410
PACCAR, Inc.	1,000	54,480
The Boeing Co.	800	69,968
United Technologies Corp.	650	49,751
		564,003
Medical Products—4.6%
Boston Scientific Corp. (a)	5,560	64,663
Covidien, Ltd.	1,070	47,390
Johnson & Johnson.	3,505	233,784
Medtronic, Inc.	1,200	60,324
		406,161
Metals & Mining—0.3%
Alcoa, Inc.	700	25,585
Real Estate—0.8%
CBL & Associates Properties, Inc.	2,900	69,339
Retail—2.6%
Foot Locker, Inc.	5,590	76,359
J.C. Penney Co., Inc.	1,200	52,788
Liz Claiborne, Inc.	2,030	41,311
Wal-Mart Stores, Inc.	1,230	58,462
		228,920
Description	Shares	Value
Semiconductors &
Components—1.9%
Flextronics International, Ltd. (a)	5,410	$65,245
Texas Instruments, Inc.	1,500	50,100
Tyco Electronics, Ltd.	1,500	55,695
		171,040
Technology—1.0%
International Business Machines Corp.	860	92,966
Technology Hardware—2.9%
Brocade Communications Systems, Inc. (a)	6,200	45,508
Cadence Design Systems, Inc. (a)	3,200	54,432
Dell, Inc. (a)	1,800	44,118
Motorola, Inc.	4,040	64,802
QLogic Corp. (a)	3,070	43,594
		252,454
Telecommunications—5.6%
AT&T, Inc.	7,130	296,323
Sprint Nextel Corp.	6,450	84,688
Verizon Communications, Inc.	2,559	111,803
		492,814
Total Common Stocks
(Identified cost $9,124,016)		8,625,456

	Principal
	Amount
	(000)
Repurchase Agreement—3.0%
State Street Bank and Trust Co.,
0.70%, 01/02/08
(Dated 12/31/07, collateralized by
$255,000 United States Treasury
Note, 5.125%, 06/30/11, with a
value of $270,300)
Proceeds of $262,010
(Identified cost $262,000)	$262	262,000

Total Investments—100.7%
(Identified cost $9,386,016) (b)		$8,887,456
Liabilities in Excess of Cash and Other Assets—(0.7)%		(58,766)
Net Assets—100.0%		$8,828,690

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard U.S. Strategic Equity Portfolio			Financial Services—3.6%
Common Stocks—96.0%			Capital One Financial Corp.	9,100	$430,066
Alcohol & Tobacco—3.1%			Citigroup, Inc.	31,122	916,232
Altria Group, Inc.	18,000	$1,360,440	JPMorgan Chase & Co.	37,791	1,649,577
Reynolds American, Inc.	25,800	1,701,768	Lehman Brothers Holdings, Inc.	8,300	543,152
		3,062,208			3,539,027
			Food & Beverages—4.2%
Banking—6.0%			Coca-Cola Enterprises, Inc.	66,300	1,725,789
Bank of America Corp.	42,914	1,770,632	Kraft Foods, Inc., Class A	39,253	1,280,825
Bank of New York Mellon Corp.	72,625	3,541,195	Smithfield Foods, Inc. (a)	40,600	1,174,152
Huntington Bancshares, Inc.	47,800	705,528			4,180,766
		6,017,355
			Forest & Paper Products—4.1%
Cable Television—2.4%			Ball Corp.	21,915	986,175
Comcast Corp., Class A (a)	132,700	2,404,524	Kimberly-Clark Corp.	32,280	2,238,295
Chemicals—1.4%			Louisiana-Pacific Corp.	64,440	881,539
The Dow Chemical Co.	35,300	1,391,526			4,106,009
Commercial Services—1.6%			Housing—2.8%
Idearc, Inc.	40,800	716,448	Centex Corp.	21,200	535,512
R.H. Donnelley Corp. (a)	25,359	925,096	D.R. Horton, Inc.	46,800	616,356
		1,641,544	Masco Corp.	44,300	957,323
			USG Corp. (a)	18,900	676,431
Computer Software—8.1%					2,785,622
Microsoft Corp.	162,735	5,793,366
Oracle Corp. (a)	46,300	1,045,454	Insurance—5.0%
Yahoo!, Inc. (a)	52,200	1,214,172	American International Group, Inc.	26,400	1,539,120
		8,052,992	Marsh & McLennan Cos., Inc.	51,700	1,368,499
Consumer Products—0.9%			PartnerRe, Ltd.	11,500	949,095
The Stanley Works	18,385	891,305	The Allstate Corp.	22,400	1,169,952
					5,026,666
Drugs—4.1%
Barr Pharmaceuticals, Inc. (a)	25,100	1,332,810	Leisure & Entertainment—3.9%
Wyeth	62,600	2,766,294	Brinker International, Inc.	42,100	823,476
		4,099,104	News Corp., Class A.	58,580	1,200,304
			Time Warner, Inc.	114,500	1,890,395
					3,914,175
Energy Integrated—8.2%
Arch Coal, Inc.	25,000	1,123,250
Chevron Corp.	15,700	1,465,281	Manufacturing—5.7%
ConocoPhillips	19,500	1,721,850	Dover Corp.	23,000	1,060,070
Hess Corp.	10,700	1,079,202	Honeywell International, Inc.	17,193	1,058,573
Massey Energy Co.	63,700	2,277,275	Pitney Bowes, Inc.	40,100	1,525,404
Valero Energy Corp.	7,900	553,237	Textron, Inc.	14,000	998,200
		8,220,095	United Technologies Corp.	13,080	1,001,143
					5,643,390
Energy Services—1.1%
BJ Services Co.	46,970	1,139,492	Medical Products—5.7%
			Boston Scientific Corp. (a)	110,300	1,282,789
			Johnson & Johnson	65,460	4,366,182
					5,648,971

 The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value
Lazard U.S. Strategic Equity Portfolio (concluded)
Metals & Mining—1.5%
Newmont Mining Corp.	29,700	$1,450,251

Real Estate—2.4%
CBL & Associates Properties, Inc.	39,100	934,881
Public Storage	19,800	1,453,518
		2,388,399
Retail—6.7%
CVS Caremark Corp.	32,900	1,307,775
Foot Locker, Inc.	76,000	1,038,160
J.C. Penney Co., Inc.	29,300	1,288,907
Liz Claiborne, Inc.	63,605	1,294,362
Wal-Mart Stores, Inc.	37,100	1,763,363
		6,692,567
Semiconductors & Components—4.3%
Flextronics International, Ltd. (a)	158,100	1,906,686
Intel Corp.	89,300	2,380,738
		4,287,424
Technology—1.2%
International Business Machines Corp.	11,490	1,242,069
Technology Hardware—4.6%
Cisco Systems, Inc. (a)	35,355	957,060
Dell, Inc. (a)	50,000	1,225,500
Motorola, Inc.	83,200	1,334,528
Sun Microsystems, Inc. (a)	58,825	1,066,497
		4,583,585
Description	Shares	Value
Telecommunications—3.4%
Sprint Nextel Corp.	126,866	$1,665,751
Verizon Communications, Inc.	39,000	1,703,910
		3,369,661
Total Common Stocks
(Identified cost $97,098,700)		95,778,727

	Principal
	Amount (000)
Repurchase Agreement—3.9%
State Street Bank and Trust Co.,
0.70%, 01/02/08 (Dated 12/31/07, collateralized by $3,650,000 United States Treasury Bond, 5.00%, 05/15/37, with a value of $3,987,625)

Proceeds of $3,909,152 (Identified cost $3,909,000)	$3,909	3,909,000
Total Investments—99.9%
(Identified cost $101,007,700) (b)		$99,687,727
Cash and Other Assets in Excess of Liabilities—0.1%		111,598
Net Assets—100.0%		$99,799,325

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard Mid Cap Portfolio			Food & Beverages—5.2%
Common Stocks—95.8%			Coca-Cola Enterprises, Inc.	282,300	$7,348,269
Alcohol & Tobacco—1.7%			Pilgrim’s Pride Corp.	264,000	7,642,800
Molson Coors Brewing Co., Class B	140,100	$7,231,962	Smithfield Foods, Inc. (a)	269,300	7,788,156
Banking—3.9%					22,779,225
First Horizon National Corp.	111,800	2,029,170	Forest & Paper Products—3.6%
Hudson City Bancorp, Inc.	356,800	5,359,136	Ball Corp.	127,400	5,733,000
Huntington Bancshares, Inc.	368,000	5,431,680	Bemis Co., Inc.	188,100	5,150,178
Marshall & Ilsley Corp.	155,798	4,125,531	Louisiana-Pacific Corp.	344,800	4,716,864
		16,945,517			15,600,042
Chemicals—0.9%			Health Services—1.4%
RPM International, Inc.	189,600	3,848,880	Omnicare, Inc.	260,700	5,946,567
Commercial Services—7.6%			Housing—4.4%
Cintas Corp.	274,300	9,221,966	Centex Corp.	122,800	3,101,928
Idearc, Inc.	302,700	5,315,412	D.R. Horton, Inc.	308,700	4,065,579
NeuStar, Inc., Class A (a)	222,000	6,366,960	Masco Corp.	420,500	9,087,005
R.H. Donnelley Corp. (a)	222,435	8,114,429	USG Corp. (a)	88,700	3,174,573
WESCO International, Inc. (a)	107,000	4,241,480			19,429,085
		33,260,247	Insurance—9.5%
Computer Software—1.3%			Aon Corp.	91,800	4,377,942
Sybase, Inc. (a)	223,000	5,818,070	Lincoln National Corp.	147,334	8,577,785
Drugs—3.5%			Marsh & McLennan Cos., Inc.	224,400	5,939,868
Barr Pharmaceuticals, Inc. (a)	187,600	9,961,560	OneBeacon Insurance Group, Ltd.	285,000	6,127,500
Warner Chilcott, Ltd. (a)	300,900	5,334,957	PartnerRe, Ltd.	53,700	4,431,861
		15,296,517	RenaissanceRe Holdings, Ltd.	110,300	6,644,472
Energy—2.0%			Willis Group Holdings, Ltd.	135,900	5,160,123
Covanta Holding Corp. (a)	316,600	8,757,156			41,259,551
Energy Integrated—4.1%			Leisure & Entertainment—3.9%
Foundation Coal Holdings, Inc.	96,400	5,061,000	Brinker International, Inc.	318,900	6,237,684
Massey Energy Co.	217,900	7,789,925	Darden Restaurants, Inc.	151,800	4,206,378
Sunoco, Inc.	72,300	5,237,412	Royal Caribbean Cruises, Ltd.	156,800	6,654,592
		18,088,337			17,098,654
Energy Services—5.5%			Manufacturing—7.3%
BJ Services Co.	302,200	7,331,372	Dover Corp.	219,600	10,121,364
Patterson-UTI Energy, Inc.	286,600	5,594,432	Hubbell, Inc., Class B	102,900	5,309,640
Pride International, Inc. (a)	160,600	5,444,340	Pitney Bowes, Inc.	312,100	11,872,284
The Williams Cos., Inc.	152,600	5,460,028	Textron, Inc.	65,600	4,677,280
		23,830,172			31,980,568
Financial Services—1.3%			Medical Products—2.8%
Ameriprise Financial, Inc.	103,600	5,709,396	Applera Corp. - Applied Biosystems Group	151,900	5,152,448
			Hospira, Inc. (a)	166,300	7,091,032
					12,243,480

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard Mid Cap Portfolio (concluded)			Telecommunications—2.6%
Real Estate—3.4%			Citizens Communications Co.	877,200	$11,166,756
CBL & Associates Properties, Inc.	313,200	$7,488,612	Transportation—0.7%
Public Storage	98,000	7,194,180	YRC Worldwide, Inc. (a)	168,800	2,884,792
		14,682,792	Total Common Stocks
Retail—7.0%			(Identified cost $448,377,788)		417,613,283
Foot Locker, Inc.	566,700	7,741,122		Principal
Hanesbrands, Inc. (a)	160,700	4,366,219		Amount
J.C. Penney Co., Inc.	146,900	6,462,131		(000)
Liz Claiborne, Inc.	367,700	7,482,695	Repurchase Agreement—4.4%
Pacific Sunwear of California, Inc. (a)	317,400	4,478,514	State Street Bank and Trust Co.,
		30,530,681	0.70%, 01/02/08
Semiconductors &			(Dated 12/31/07, collateralized
Components—4.7%			by $18,545,000 United States
Analog Devices, Inc.	181,400	5,750,380	Treasury Note, 5.125%, 06/30/11,
Flextronics International, Ltd. (a)	1,210,200	14,595,012	with a value of $19,657,700)
		20,345,392	Proceeds of $19,270,749
Technology Hardware—7.5%			(Identified cost $19,270,000)	$19,270	19,270,000
Arrow Electronics, Inc. (a)	151,000	5,931,280	Total Investments—100.2%
Ingram Micro, Inc., Class A (a)	587,700	10,602,108	(Identified cost $467,647,788) (b)		$436,883,283
Lexmark International, Inc., Class A (a)	188,700	6,578,082	Liabilities in Excess of Cash and
QLogic Corp. (a)	289,600	4,112,320	Other Assets—(0.2)%		(868,553)
Sun Microsystems, Inc. (a)	311,950	5,655,654	Net Assets—100.0%		$436,014,730
		32,879,444

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard Small Cap Portfolio			Consumer Products—3.6%
Common Stocks—99.7%			Central Garden & Pet Co., Class A (a), (c)	71,940	$385,598
Automotive—0.8%			Ethan Allen Interiors, Inc. (c)	30,700	874,950
ArvinMeritor, Inc. (c)	89,200	$1,046,316	Matthews International Corp., Class A (c)	45,500	2,132,585
Banking—7.7%			Polaris Industries, Inc. (c)	31,400	1,499,978
Bank of the Ozarks, Inc. (c)	61,750	1,617,850			4,893,111
BankUnited Financial Corp., Class A (c)	85,650	590,985	Energy Exploration &
First Community Bancorp (c)	26,600	1,096,984	Production—3.5%
Prosperity Bancshares, Inc. (c)	89,440	2,628,642	Goodrich Petroleum Corp. (a), (c)	48,600	1,099,332
Sterling Bancshares, Inc. (c)	77,600	866,016	TXCO Resources, Inc. (a), (c)	166,093	2,003,082
Texas Capital Bancshares, Inc. (a), (c)	92,800	1,693,600	Venoco, Inc. (a), (c)	78,700	1,568,491
Wintrust Financial Corp. (c)	56,200	1,861,906			4,670,905
		10,355,983
Chemicals—4.5%			Energy Integrated—1.1%
Headwaters, Inc. (a), (c)	67,200	788,928	Foundation Coal Holdings, Inc. (c)	29,000	1,522,500
Hercules, Inc. (c)	105,400	2,039,490	Energy Services—2.8%
Polypore International, Inc. (c)	89,600	1,568,000	Complete Production Services,
Rockwood Holdings, Inc. (a)	51,700	1,717,474	Inc. (a), (c)	47,000	844,590
		6,113,892	Oceaneering International, Inc. (a)	21,300	1,434,555
Commercial Services—7.8%			W-H Energy Services, Inc. (a), (c)	26,400	1,483,944
A. M. Castle & Co. (c)	33,800	919,022			3,763,089
Administaff, Inc. (c)	21,400	605,192	Financial Services—4.1%
Consolidated Graphics, Inc. (a), (c)	30,600	1,463,292	Duff & Phelps Corp., Class A	65,400	1,287,072
Euronet Worldwide, Inc. (a), (c)	45,200	1,356,000	National Financial Partners Corp. (c)	23,500	1,071,835
First Advantage Corp., Class A (a), (c)	50,800	836,676	Waddell & Reed Financial, Inc. (c)	87,350	3,152,461
G & K Services, Inc., Class A (c)	57,400	2,153,648			5,511,368
ValueClick, Inc. (a), (c)	53,900	1,180,410	Health Services—5.0%
Waste Connections, Inc. (a), (c)	30,775	950,947	Emergency Medical Services Corp., Class A (a), (c)	42,000	1,229,760
Watson Wyatt Worldwide, Inc., Class A (c)	24,100	1,118,481	Five Star Quality Care, Inc. (a), (c)	153,550	1,274,465
		10,583,668	inVentiv Health, Inc. (a)	19,200	594,432
Computer Software—2.9%			Kendle International, Inc. (a), (c)	26,900	1,315,948
Secure Computing Corp. (a), (c)	219,551	2,107,690	Magellan Health Services, Inc. (a), (c)	24,800	1,156,424
United Online, Inc. (c).	159,300	1,882,926	Skilled Healthcare Group, Inc.,
		3,990,616	Class A	83,100	1,215,753
Construction & Engineering—2.5%					6,786,782
Dycom Industries, Inc. (a), (c)	91,100	2,427,815	Housing—1.7%
EMCOR Group, Inc. (a), (c)	37,700	890,851	Beacon Roofing Supply, Inc. (a), (c)	98,100	826,002
		3,318,666	Watsco, Inc. (c)	40,050	1,472,238
					2,298,240

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard Small Cap Portfolio (continued)			Retail—3.0%
Insurance—1.4%			Aeropostale, Inc. (a), (c)	26,400	$699,600
Max Capital Group, Ltd. (c)	66,400	$1,858,536	Brown Shoe Co., Inc. (c)	82,300	1,248,491
Leisure & Entertainment—2.9%			Carter’s, Inc. (a), (c)	43,800	847,530
Bally Technologies, Inc. (a), (c)	20,800	1,034,176	Pacific Sunwear of California, Inc. (a), (c)	88,550	1,249,440
Entravision Communications Corp.,					4,045,061
Class A (a), (c)	201,000	1,573,830	Semiconductors &
Red Robin Gourmet Burgers,			Components—11.0%
Inc. (a), (c)	26,600	850,934	Benchmark Electronics, Inc. (a), (c)	47,224	837,282
TravelCenters of America LLC (a), (c)	36,100	451,250	Coherent, Inc. (a)	64,393	1,614,333
		3,910,190	CPI International, Inc. (a), (c)	63,800	1,090,980
Manufacturing—8.7%			FARO Technologies, Inc. (a), (c)	47,900	1,301,922
Altra Holdings, Inc. (a)	117,900	1,960,677	Integrated Device Technology, Inc. (a)	126,650	1,432,411
Insteel Industries, Inc. (c)	59,900	702,627	Microsemi Corp. (a), (c)	66,100	1,463,454
Kaman Corp. (c)	39,100	1,439,271	ON Semiconductor Corp. (a), (c)	253,300	2,249,304
Kennametal, Inc.	25,700	973,002	Plexus Corp. (a)	72,100	1,893,346
Knoll, Inc.	50,250	825,607	Semtech Corp. (a), (c)	89,700	1,392,144
Olympic Steel, Inc. (c)	40,000	1,268,400	TTM Technologies, Inc. (a), (c)	137,800	1,606,748
Regal-Beloit Corp. (c)	31,400	1,411,430			14,881,924
RTI International Metals, Inc. (a), (c)	22,400	1,544,032	Services—0.9%
The Middleby Corp. (a), (c)	6,100	467,382	Bright Horizons Family Solutions, Inc. (a), (c)	36,125	1,247,758
TriMas Corp. (c)	106,100	1,123,599
		11,716,027	Technology Hardware—5.2%
Medical Products—5.2%			Brightpoint, Inc. (a), (c)	210,500	3,233,280
American Medical Systems			FEI Co. (a), (c)	80,100	1,988,883
Holdings, Inc. (a), (c)	69,600	1,006,416	Houston Wire & Cable Co. (c)	65,900	931,826
Pharmanet Development			Mattson Technology, Inc. (a), (c)	96,500	826,040
Group, Inc. (a), (c)	62,200	2,438,862			6,980,029
PSS World Medical, Inc. (a), (c)	68,200	1,334,674	Telecommunications—3.3%
Symmetry Medical, Inc. (a), (c)	128,800	2,244,984	Alaska Communications Systems
		7,024,936	Group, Inc. (c)	126,600	1,899,000
Metals & Mining—2.9%			NTELOS Holdings Corp. (c)	43,700	1,297,453
Quanex Corp. (c)	27,900	1,448,010	PAETEC Holding Corp. (a), (c)	136,200	1,327,950
Schnitzer Steel Industries, Inc.,					4,524,403
Class A (c)	35,750	2,471,398	Transportation—0.5%
		3,919,408	AirTran Holdings, Inc. (a), (c)	91,750	656,930
Real Estate—6.7%			Total Common Stocks
Corporate Office Properties Trust (c)	44,400	1,398,600	(Identified cost $133,684,249)		134,652,085
Digital Realty Trust, Inc. (c)	36,000	1,381,320	Short-Term Investments—25.5%
Home Properties, Inc. (c)	33,900	1,520,415	Collateral for Securities on Loan—24.3%
MFA Mortgage Investments, Inc.	311,850	2,884,612	State Street Navigator Securities
Mid-America Apartment Communities, Inc.	43,200	1,846,800	Lending Prime Portfolio, 4.88% (e), (f)	32,831,036	32,831,036
		9,031,747

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Principal Amount (000)	Value	Description	Value
Lazard Small Cap Portfolio (concluded)			Total Investments—125.2%
Repurchase Agreement—1.2%			(Identified cost $168,071,285) (b)	$169,039,121
State Street Bank and Trust Co., 0.70%,			Liabilities in Excess of Cash and
01/02/08 (Dated 12/31/07, collateralized			Other Assets—(25.2)%	(33,983,297)
by $1,500,000 United States Treasury			Net Assets—100.0%	$135,055,824
Note, 5.125%, 06/30/11, with a value
of $1,590,000) Proceeds of
$1,556,061	$1,556	$1,556,000
Total Short-Term Investments
(Identified cost $34,387,036)		34,387,036

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard U.S. Small Cap Equity Growth Portfolio			Leisure & Entertainment—6.1%
Common Stocks—95.4%			Life Time Fitness, Inc. (a)	7,410	$368,129
Commercial Services—9.3%			LoopNet, Inc. (a)	11,000	154,550
Broadridge Financial Solutions, Inc.	8,800	$197,384	Orient-Express Hotels, Ltd., Class A.	4,120	236,982
Concur Technologies, Inc. (a)	5,300	191,913	Shutterfly, Inc. (a)	8,700	222,894
CyberSource Corp. (a)	10,400	184,808			982,555
Huron Consulting Group, Inc. (a)	7,600	612,788	Manufacturing—20.7%
Standard Parking Corp. (a)	6,200	300,638	A.S.V., Inc. (a)	9,130	126,451
		1,487,531	BE Aerospace, Inc. (a)	12,130	641,677
Computer Software—10.1%			Gardner Denver, Inc. (a)	12,970	428,010
ANSYS, Inc. (a)	4,400	182,424	Gibraltar Industries, Inc.	10,320	159,134
Ariba, Inc. (a)	13,400	149,410	Hubbell, Inc., Class B.	6,025	310,890
Blackboard, Inc. (a)	5,500	221,375	ICF International, Inc. (a)	6,470	163,432
GSI Commerce, Inc. (a)	9,200	179,400	Kennametal, Inc.	13,450	509,217
Interactive Intelligence, Inc. (a)	10,100	266,135	RBC Bearings, Inc. (a)	13,425	583,451
NIC, Inc.	28,200	238,008	The Toro Co.	3,450	187,818
S1 Corp. (a)	25,250	184,325	Trinity Industries, Inc.	7,012	194,653
Website Pros, Inc. (a)	16,670	193,539			3,304,733
		1,614,616	Medical Products—3.4%
Consumer Products—3.5%			Medical Action Industries, Inc. (a)	9,700	202,245
FGX International Holdings, Ltd.	17,100	202,635	Wright Medical Group, Inc. (a)	11,840	345,373
Tempur-Pedic International, Inc.	4,540	117,904			547,618
Universal Electronics, Inc. (a)	7,200	240,768	Metals & Mining—5.8%
		561,307	Century Aluminum Co. (a)	7,450	401,853
Energy Exploration & Production—1.3%			Reliance Steel & Aluminum Co.	9,650	523,030
EXCO Resources, Inc. (a)	13,100	202,788			924,883
Energy Services—3.6%
Dril-Quip, Inc. (a).	10,310	573,855	Real Estate—1.5%
Financial Services—1.6%			FelCor Lodging Trust, Inc.	15,060	234,785
HFF, Inc., Class A.	12,000	92,880	Retail—8.8%
TradeStation Group, Inc. (a)	11,900	169,099	Audible, Inc. (a)	15,200	135,584
		261,979	Crocs, Inc. (a)	10,600	390,186
Health Services—4.8%			Deckers Outdoor Corp. (a)	600	93,036
Air Methods Corp. (a)	3,450	171,361	Dick’s Sporting Goods, Inc. (a)	13,560	376,426
Genoptix, Inc.	5,000	153,500	Urban Outfitters, Inc. (a)	8,730	237,980
Sun Healthcare Group, Inc. (a)	16,300	279,871	Zumiez, Inc. (a)	7,365	179,411
Varian, Inc. (a)	2,600	169,780			1,412,623
		774,512	Semiconductors & Components—9.1%
Housing—0.4%	14,180	67,497	AuthenTec, Inc.	16,780	243,813
PGT, Inc. (a)
Insurance—1.5%			Diodes, Inc. (a)	7,725	232,291
Aspen Insurance Holdings, Ltd.	8,220	237,065	RF Micro Devices, Inc. (a)	42,100	240,391
			Rubicon Technology, Inc.	8,400	199,500
			Silicon Motion Technology Corp. ADR (a)	8,800	156,464
			Technitrol, Inc.	7,700	220,066
			TTM Technologies, Inc. (a)	13,900	162,074
					1,454,599

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Principal Amount (000)	Value
Lazard U.S. Small Cap Equity Growth Portfolio (concluded)			Repurchase Agreement—4.5%
Technology Hardware—3.9%			State Street Bank and Trust Co.,
Aixtron AG Sponsored ADR (a)	12,200	$170,800	0.70%, 01/02/08
FormFactor, Inc. (a)	7,150	236,665	(Dated 12/31/07, collateralized by
Synaptics, Inc. (a)	5,285	217,530	$690,000 United States Treasury
		624,995	Note, 5.125%, 06/30/11, with a
Total Common Stocks			value of $731,400)
(Identified cost $14,151,054)		15,267,941	Proceeds of $717,028
			(Identified cost $717,000)	$717	$717,000

			Total Investments—99.9%
			(Identified cost $14,868,054) (b)		$15,984,941
			Cash and Other Assets in Excess of Liabilities—0.1%		19,692
			Net Assets—100.0%		$16,004,633

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard International Equity Portfolio			Japan—13.7%
Common Stocks—96.1%			Canon, Inc.	58,800	$2,736,964
Argentina—0.9%			Daito Trust Construction Co., Ltd.	122,000	6,759,880
Tenaris SA ADR	78,000	$3,488,940	East Japan Railway Co	526	4,341,154
Belgium—1.3%			Hoya Corp	102,900	3,279,094
InBev NV	56,307	4,692,449	Japan Tobacco, Inc.	977	5,841,973
Canada—0.5%			JSR Corp	130,800	3,377,863
Telus Corp	33,900	1,698,177	Nidec Corp	57,400	4,254,326
Finland—2.5%			Sony Financial Holdings, Inc.	705	2,694,669
Nokia Oyj	238,400	9,243,620	Sumitomo Mitsui Financial Group, Inc.	536	4,015,862
France—12.6%			Takeda Pharmaceutical Co., Ltd.	48,200	2,834,660
Axa (c)	76,024	3,044,424	The Sumitomo Trust and
BNP Paribas	39,100	4,242,873	Banking Co., Ltd.	766,000	5,128,837
Gaz de France (c)	141,800	8,292,749	THK Co., Ltd.	92,300	1,871,365
Groupe Danone	60,100	5,395,170	Tokyo Gas Co., Ltd.	730,000	3,417,536
Sanofi-Aventis	107,297	9,879,900	Total Japan		50,554,183
Total SA	140,596	11,681,885	Netherlands—2.3%
Vivendi (c)	81,900	3,757,501	Heineken NV	77,350	5,000,822
Total France		46,294,502	TNT NV	86,360	3,566,920
Germany—14.0%			Total Netherlands		8,567,742
Adidas AG (c)	72,591	5,440,311	New Zealand—0.8%
Allianz SE (c)	23,100	4,996,769	Telecom Corp. of New Zealand, Ltd. (c)	901,022	3,016,209
Continental AG (c)	38,500	5,009,152	Singapore—3.0%
Daimler AG	110,800	10,772,679	DBS Group Holdings, Ltd.	202,800	2,916,364
Deutsche Post AG	217,100	7,462,335	Singapore Telecommunications, Ltd. (c)	2,926,600	8,132,551
E.ON AG (c)	34,700	7,386,239	Total Singapore		11,048,915
Siemens AG	64,588	10,279,748	South Korea—0.7%
Total Germany		51,347,233	Kookmin Bank Sponsored ADR (c)	34,300	2,514,876
Greece—2.1%			Spain—1.9%
National Bank of Greece SA	58,450	4,014,762	Banco Santander SA (c)	319,200	6,902,293
OPAP SA	88,625	3,552,925	Sweden—0.6%
Total Greece		7,567,687	Telefonaktiebolaget LM Ericsson,
Ireland—0.9%			B Shares	878,100	2,062,377
CRH PLC	93,221	3,250,607	Switzerland—8.2%
Italy—3.2%			Credit Suisse Group	86,959	5,230,674
Eni SpA (c)	165,930	6,077,080	Nestle SA	23,076	10,598,878
UniCredito Italiano SpA	709,267	5,890,069	Novartis AG	201,600	11,058,040
Total Italy		11,967,149	Zurich Financial Services AG	11,200	3,289,317
			Total Switzerland		30,176,909
			Turkey—2.0%
			Turkcell Iletisim Hizmetleri AS ADR (c)	268,900	7,413,573

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Principal Amount (000)	Value
Lazard International Equity Portfolio (concluded)			Repurchase Agreement—4.1%
United Kingdom—24.9%			State Street Bank and Trust Co.,
BAE Systems PLC	770,900	$7,642,078	0.70%, 01/02/08
BP PLC	677,748	8,297,121	(Dated 12/31/07, collateralized by
British American Tobacco PLC	156,100	6,105,898	$14,680,000 United States Treasury
Diageo PLC	305,242	6,562,240	Note, 5.125%, 06/30/11, with a
GlaxoSmithKline PLC	325,550	8,288,431	value of $15,560,800)
HSBC Holdings PLC	171,900	2,881,191	Proceeds of $15,254,593	$15,254	$15,254,000
Imperial Tobacco Group PLC	116,140	6,269,827	Total Short-Term Investments
Lloyds TSB Group PLC	435,800	4,094,617	(Identified cost $53,348,586)		53,348,586
National Grid PLC	221,327	3,674,384	Total Investments—110.6%
Old Mutual PLC	1,416,392	4,725,432	(Identified cost $350,692,796) (b)		$406,698,635
Prudential PLC	343,300	4,865,617	Liabilities in Excess of Cash and
Reckitt Benckiser Group PLC	91,500	5,307,558	Other Assets—(10.6)%		(38,927,246)
Tesco PLC	567,900	5,395,130	Net Assets—100.0%		$367,771,389
Unilever PLC	155,400	5,846,513
Vodafone Group PLC	3,099,383	11,586,571
Total United Kingdom		91,542,608

Total Common Stocks
(Identified cost $297,344,210)		353,350,049
Short-Term Investments—14.5%
Collateral for Securities on Loan—10.4%
State Street Navigator Securities Lending Prime Portfolio, 4.88% (e), (f)	38,094,586	38,094,586

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard International Equity Select Portfolio
Common Stocks—96.1%			Japan—6.1%
Argentina—1.4%			Canon, Inc. Sponsored ADR	11,000	$504,130
Tenaris SA ADR	8,250	$369,023	Hoya Corp. Sponsored ADR	5,300	165,890
Belgium—1.8%			Nissan Motor Co., Ltd. Sponsored ADR	11,600	251,952
InBev NV	5,650	470,853	Nomura Holdings, Inc. ADR	21,250	355,938
Brazil—0.9%			Sumitomo Mitsui Financial Group, Inc. ADR	41,000	298,480
Companhia Vale do Rio Doce ADR	7,100	231,957	Total Japan		1,576,390
Canada—0.2%			Netherlands—5.3%
Telus Corp	1,100	53,509	Heineken NV ADR	16,450	525,577
Finland—2.3%			Royal Dutch Shell PLC, A Shares	12,100	508,611
Nokia Oyj Sponsored ADR	15,300	587,367	TNT NV ADR	8,400	342,300
France—10.7%			Total Netherlands		1,376,488
Axa Sponsored ADR	8,550	339,521	Russia—1.4%
Groupe Danone	5,970	535,926	Mobile TeleSystems Sponsored ADR	3,670	373,569
Sanofi-Aventis ADR	7,770	353,768	Singapore—3.3%
Suez SA Sponsored ADR	12,970	881,960	DBS Group Holdings, Ltd.	17,150	246,625
Total SA Sponsored ADR	8,300	685,580	Singapore Telecommunications, Ltd. ADR	22,750	615,388
Total France		2,796,755	Total Singapore		862,013
Germany—10.6%			South Korea—3.1%
Adidas AG Sponsored ADR	8,150	302,772	Kookmin Bank	6,790	500,518
Allianz SE ADR	12,450	264,563	Samsung Electronics Co., Ltd. GDR (d)	1,040	304,460
Daimler AG	7,240	703,919	Total South Korea		804,978
Deutsche Post AG	16,070	552,371	Spain—1.1%
E.ON AG	1,300	276,718	Banco Santander SA	12,850	277,865
Siemens AG	4,070	647,776	Sweden—0.9%
			Telefonaktiebolaget LM Ericsson Sponsored ADR	9,600	224,160
Total Germany		2,748,119	Switzerland—15.8%
Indonesia—0.9%			Credit Suisse Group Sponsored ADR	7,500	450,750
PT Telekomunikasi Indonesia Tbk			Julius Baer Holding AG	3,280	271,173
Sponsored ADR	5,800	243,658	Nestle SA Sponsored ADR	6,550	749,975
Ireland—1.5%			Novartis AG ADR	14,300	776,633
CRH PLC Sponsored ADR	11,500	401,120	Roche Holding AG	4,520	780,914
Italy—3.1%			UBS AG	7,290	335,340
Eni SpA Sponsored ADR	6,850	496,145	Zurich Financial Services AG ADR	25,550	740,950
Intesa Sanpaolo Sponsored ADR	1	48	Total Switzerland		4,105,735
UniCredito Italiano SpA	37,400	310,586	Turkey—2.7%
Total Italy		806,779	Turkcell Iletisim Hizmetleri AS ADR	25,400	700,278

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Principal Amount (000)	Value
Lazard International Equity Select Portfolio (concluded)			Repurchase Agreement—1.1%
United Kingdom—23.0%			State Street Bank and Trust Co.,
BP PLC Sponsored ADR	8,350	$610,969	0.70%, 01/02/08
British American Tobacco PLC			(Dated 12/31/07, collateralized by
Sponsored ADR	7,250	569,560	$275,000 United States Treasury
Cadbury Schweppes PLC			Note, 5.125%, 06/30/11, with a
Sponsored ADR	4,700	232,039	value of $291,500)
Diageo PLC Sponsored ADR	7,050	605,101	Proceeds of $283,011
GlaxoSmithKline PLC Sponsored ADR	7,400	372,886	(Identified cost $283,000)	$283	$283,000
HSBC Holdings PLC Sponsored ADR	2,950	246,945	Total Investments—97.2%
Imperial Tobacco Group PLC ADR	2,650	284,292	(Identified cost $21,970,414) (b)		$25,288,423
Lloyds TSB Group PLC Sponsored ADR	7,600	286,140	Cash and Other Assets in Excess
Prudential PLC	54,460	771,866	of Liabilities—2.8%		729,770
Reckitt Benckiser Group PLC	4,485	260,157	Net Assets—100.0%		$26,018,193
Tesco PLC Sponsored ADR	9,500	266,000
Unilever PLC Sponsored ADR	16,500	617,430
Vodafone Group PLC Sponsored ADR	23,350	871,422
Total United Kingdom		5,994,807
Total Common Stocks
(Identified cost $21,687,414)		25,005,423

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard International Strategic Equity Portfolio			Nippon Electric Glass Co., Ltd.	410,000	$6,701,517
Common Stocks—98.1%			THK Co., Ltd.	240,100	4,867,981
Austria—1.8%			USS Co., Ltd.	91,810	5,711,673
OMV AG	98,810	$8,006,261	Total Japan		51,267,354
Egypt—4.8%			Mexico—0.9%
Eastern Tobacco	104,510	8,506,683	Kimberly-Clark de Mexico
Egyptian Company for Mobile Services	332,070	12,250,396	SAB de CV, Series A	874,500	3,818,721
Total Egypt		20,757,079	Netherlands—1.3%
Finland—2.1%			TNT NV	140,547	5,805,002
Sampo Oyj, A Shares	339,400	8,971,655	Norway—1.6%
France—7.9%			Telenor ASA (a)	283,700	6,779,207
Gaz de France	262,160	15,331,644	Singapore—1.9%
Groupe Danone	110,040	9,878,278	DBS Group Holdings, Ltd.	583,000	8,383,827
Sanofi-Aventis	99,050	9,120,517	Spain—2.4%
Total France		34,330,439	Banco Santander SA	483,900	10,463,720
Germany—15.5%			Switzerland—8.8%
Continental AG	48,680	6,333,650	Julius Baer Holding AG	109,092	9,019,133
Daimler AG	177,880	17,294,622	Nestle SA	32,790	15,060,549
Deutsche Post AG	410,770	14,119,316	Novartis AG	166,837	9,151,241
Hypo Real Estate Holding AG	106,530	5,622,655	UBS AG	110,980	5,136,556
Siemens AG	58,830	9,363,312	Total Switzerland		38,367,479
Symrise AG (a)	281,583	7,937,354	Turkey—3.9%
Wincor Nixdorf AG	68,880	6,545,892	Turkcell Iletisim Hizmetleri AS	641,610	7,005,850
Total Germany		67,216,801	Turkiye Halk Bankasi AS	971,670	10,112,497
Greece—1.6%			Total Turkey		17,118,347
OPAP SA	178,420	7,152,754	United Kingdom—22.9%
India—2.3%			BAE Systems PLC	1,609,125	15,951,562
Grasim Industries, Ltd.			British American Tobacco PLC	313,028	12,244,183
Sponsored GDR (d)	106,900	10,048,600	British Energy Group PLC	519,500	5,677,302
Ireland—3.0%			Cairn Energy PLC (a)	86,999	5,323,561
Anglo Irish Bank Corp. PLC	296,800	4,747,266	Imperial Tobacco Group PLC	134,470	7,259,374
CRH PLC	237,455	8,280,032	ITV PLC	2,604,700	4,427,919
Total Ireland		13,027,298	National Grid PLC	651,533	10,816,495
Italy—3.6%			Old Mutual PLC	1,828,860	6,101,527
Maire Tecnimont SpA	449,587	2,346,628	Prudential PLC	469,200	6,650,007
Prysmian SpA	531,020	13,113,024	Shire PLC	228,690	5,230,597
Total Italy		15,459,652	Standard Chartered PLC	199,160	7,310,501
Japan—11.8%			Tesco PLC	1,286,686	12,223,697
Daito Trust Construction Co., Ltd.	250,000	13,852,213	Thomas Cook Group PLC (a)	64,640	362,856
Japan Tobacco, Inc.	1,596	9,543,284	Total United Kingdom		99,579,581
JSR Corp.	410,100	10,590,686	Total Common Stocks
			(Identified cost $371,113,462)		426,553,777

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Principal Amount (000)	Value	Description	Value
Lazard International Strategic Equity Portfolio (concluded)			Total Investments—99.8%	$434,162,777
Repurchase Agreement—1.7%			(Identified cost $378,722,462) (b)
State Street Bank and Trust Co.,			Cash and Other Assets in
0.70%, 01/02/08			Excess of Liabilities—0.2%	762,574
(Dated 12/31/07, collateralized			Net Assets—100.0%	$434,925,351
by $7,325,000 United States Treasury Note, 5.125%, 06/30/11, with a Value of $7,764,500) Proceeds of $7,609,296 (Identified cost $7,609,000)	$7,609	$7,609,000

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard International Small Cap Portfolio			Japan—23.4%
Common Stocks—96.2%			ABC-Mart, Inc.	54,800	$1,196,903
Australia—4.3%			Amano Corp. (c)	204,000	2,437,810
ABC Learning Centres, Ltd. (c)	607,629	$2,763,679	Asahi Pretec Corp. (c)	116,100	3,169,718
Fairfax Media, Ltd. (c)	595,506	2,447,098	Creed Corp. (c)	978	1,987,253
James Hardie Industries NV (c)	354,900	2,009,949	Daito Trust Construction Co., Ltd.	58,500	3,241,418
Macquarie Infrastructure Group (c)	862,220	2,293,930	Don Quijote Co., Ltd. (c)	84,000	1,654,209
Total Australia		9,514,656	Eizo Nanao Corp.	97,700	2,518,695
Belgium—1.1%			Hisamitsu Pharmaceutical Co., Inc. (c)	97,800	2,976,503
Telenet Group Holding NV (a)	82,271	2,396,064	Ichiyoshi Securities Co., Ltd. (c)	198,100	1,798,088
Finland—2.5%			JAFCO Co., Ltd. (c)	66,000	2,174,104
KCI Konecranes Oyj	65,500	2,258,122	JSR Corp.	153,600	3,966,665
Sampo Oyj, A Shares	118,100	3,121,840	K.K. DaVinci Advisors (a), (c)	3,131	2,774,641
Total Finland		5,379,962	Konami Corp. (c)	106,700	3,495,699
France—2.8%			Misumi Group, Inc. (c)	187,100	3,265,855
Carbone Lorraine SA.	45,737	3,156,254	OSG Corp. (c)	205,800	2,247,469
Neopost SA (c)	28,600	2,947,514	Suruga Bank, Ltd. (c)	202,700	2,209,986
Total France		6,103,768	Sysmex Corp.	62,300	2,648,928
Germany—7.0%			THK Co., Ltd.	138,900	2,816,171
Aareal Bank AG	56,059	2,565,382	Union Tool Co.	75,600	2,524,173
Compugroup Holding AG (a)	124,851	2,336,492	USS Co., Ltd.	37,580	2,337,922
CTS Eventim AG	53,340	2,066,623	Total Japan		51,442,210
Pfeiffer Vacuum Technology AG (c)	26,019	2,092,260	Netherlands—10.0%
SGL Carbon AG (a)	48,700	2,635,892	Advanced Metallurgical Group NV (c)	66,628	5,001,208
Symrise AG (a)	128,208	3,613,969	Fugro NV	54,462	4,204,263
Total Germany		15,310,618	Koninklijke Boskalis Westminster NV	74,405	4,531,935
Greece—2.0%			Ordina NV (c)	142,521	2,542,149
Piraeus Bank SA	112,554	4,393,742	SBM Offshore NV	98,708	3,117,227
Hong Kong—2.0%			USG People NV (c)	96,595	2,621,169
Esprit Holdings, Ltd.	288,065	4,318,722	Total Netherlands		22,017,951
Ireland—4.4%			Norway—3.9%
Anglo Irish Bank Corp. PLC	242,922	3,885,496	Acergy SA (c)	104,600	2,335,746
DCC PLC	124,760	3,515,317	ODIM ASA (a)	146,700	2,269,455
Grafton Group PLC Units (a)	272,678	2,162,810	Songa Offshore ASA (a), (c)	291,200	3,941,766
Total Ireland		9,563,623	Total Norway		8,546,967
Isle of Man—1.3%			Portugal—1.0%
Hansard Global PLC	509,906	2,910,567	Banif SGPS SA	387,372	2,265,429
Italy—0.7%			Spain—2.2%
AICON SpA (c)	495,649	1,500,054	Codere SA (a)	81,931	2,180,128
			Indra Sistemas SA (c)	98,751	2,682,560
			Total Spain		4,862,688

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard International Small Cap Portfolio (concluded)			Preferred Stock—1.7%
Sweden—5.0%			Germany—1.7%
Duni AB	285,536	$2,186,847	Fuchs Petrolub AG
Elekta AB, B Shares (c)	137,300	2,288,971	(Identified cost $3,089,637)	43,146	$3,822,115
Getinge AB, B Shares	129,400	3,473,651	Short-Term Investments—21.1%
KappAhl Holding AB (a)	233,400	3,051,476	Collateral for Securities
Total Sweden		11,000,945	on Loan—19.5%
Switzerland—6.4%			State Street Navigator Securities
Bank Sarasin & Cie AG, B Shares	636	3,005,432	Lending Prime Portfolio,
Banque Cantonale Vaudoise	5,108	2,260,397	4.88% (e), (f)	42,914,058	42,914,058
Burckhardt Compression Holding AG	11,747	3,839,058		Principal
Gottex Fund Management				Amount
Holdings, Ltd.	42,632	2,613,312		(000)
Swissquote Group Holding SA	39,800	2,237,574	Repurchase Agreement—1.6%
Total Switzerland		13,955,773	State Street Bank and Trust Co.,
United Kingdom—16.2%			0.70%, 01/02/08
Ashmore Group PLC	487,142	2,608,507	(Dated 12/31/07, collateralized by
Charter PLC (a)	168,530	2,662,001	$3,375,000 United States Treasury
Chemring Group PLC	71,646	2,932,237	Note, 5.125%, 06/30/11, with a
Enodis PLC	697,596	2,221,816	value of $3,577,500)
Enterprise Inns PLC	167,734	1,626,051	Proceeds of $3,506,136	$3,506	3,506,000
Filtrona PLC	515,753	2,078,983	Total Short-Term Investments
Hampson Industries PLC	883,011	2,733,258	(Identified cost $46,420,058)		46,420,058
Intertek Group PLC	150,091	2,957,835	Total Investments—119.0%
Man Group PLC	269,047	3,047,365	(Identified cost $253,312,162) (b)		$261,313,065
Northgate PLC	151,857	2,324,584	Liabilities in Excess of Cash and
Regus Group PLC	1,108,532	1,825,998	Other Assets—(19.0)%		(41,809,295)
Sepura, Ltd.	629,539	2,218,094	Net Assets—100.0%		$219,503,770
Victrex PLC	253,481	3,632,971
William Hill PLC	260,275	2,717,453
Total United Kingdom		35,587,153
Total Common Stocks
(Identified cost $203,802,467)		211,070,892

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard Emerging Markets Portfolio			Israel—3.4%
Common Stocks—88.2%			Bank Hapoalim BM	27,356,546	$136,605,044
Argentina—2.3%			Israel Chemicals, Ltd	7,164,332	91,224,711
Tenaris SA ADR	3,508,700	$156,944,151	Total Israel		227,829,755
Bahrain—0.5%			Kazakhstan—0.8%
Investcorp Bank BSC GDR	505,935	14,156,061	Eurasian Natural Resources Corp.	4,275,731	54,472,139
Investcorp Bank BSC GDR (d)	700,149	19,590,169	Malaysia—1.3%
Total Bahrain		33,746,230	British American Tobacco Malaysia
Brazil—5.2%			Berhad	4,848,600	60,479,211
Banco do Brasil SA	2,474,200	42,256,000	PLUS Expressways Berhad	28,996,800	28,760,056
Brasil Telecom Participacoes			Total Malaysia		89,239,267
SA ADR (c)	92,053	6,865,313	Mexico—6.4%
Empresa Brasileira de Aeronautica			Cemex SAB de CV Sponsored
SA ADR	2,209,600	100,735,664	ADR (a), (c)	3,329,065	86,056,330
JHSF Participacoes SA	13,682,100	43,506,003	Desarrolladora Homex SA de
Redecard SA	4,244,642	68,677,354	CV ADR (a), (c)	2,546,016	125,900,491
Souza Cruz SA	3,182,765	86,184,985	Fomento Economico Mexicano
Total Brazil		348,225,319	SAB de CV Sponsored ADR	1,490,100	56,877,117
Egypt—5.6%			Grupo Televisa SA Sponsored ADR	4,026,400	95,707,528
Eastern Tobacco	910,827	74,137,561	Kimberly-Clark de Mexico SAB
Egyptian Company for Mobile			de CV, Series A (c)	14,735,365	64,345,629
Services	1,215,353	44,835,592	Total Mexico		428,887,095
Orascom Construction Industries	1,614,786	168,025,564	Philippines—2.7%
Orascom Telecom Holding SAE	5,430,600	90,463,238	Philippine Long Distance Telephone
Total Egypt		377,461,955	Co. Sponsored ADR (c)	2,417,699	183,068,168
Hungary—0.7%			Russia—7.1%
Richter Gedeon Nyrt. (c)	201,127	48,272,914	Eurasia Drilling Co., Ltd. GDR (d)	1,692,576	46,122,696
India—10.5%			Evraz Group SA GDR	698,650	54,145,375
Grasim Industries, Ltd.	914,498	84,106,438	Mobile TeleSystems Sponsored ADR	1,338,200	136,215,378
Hero Honda Motors, Ltd.	3,436,995	60,778,524	Oriflame Cosmetics SA SDR	2,124,950	135,784,805
Hindustan Unilever, Ltd.	11,654,931	62,717,515	TNK-BP Holding (a)	23,710,485	52,874,381
Oil and Natural Gas Corp., Ltd.	5,139,548	161,429,923	Vsmpo-Avisma Corp	169,087	51,064,274
Punjab National Bank, Ltd.	4,713,370	79,522,797	Total Russia		476,206,909
Satyam Computer Services, Ltd.	11,190,368	128,129,217	South Africa—12.6%
State Bank of India	2,170,662	130,245,227	Aquarius Platinum, Ltd.	12,174,144	139,344,671
Total India		706,929,641	Imperial Holdings, Ltd.	7,803,595	119,183,133
Indonesia—4.1%			Kumba Iron Ore, Ltd.	3,333,748	139,021,001
PT Astra International Tbk	38,284,268	111,276,073	Massmart Holdings, Ltd.	5,208,996	54,876,867
PT Bank Mandiri Tbk	126,718,500	47,220,096	Murray & Roberts Holdings, Ltd.	1	15
PT Telekomunikasi Indonesia			Naspers, Ltd., N Shares	3,475,683	82,386,861
Tbk Sponsored ADR	1,532,623	64,385,492	Nedbank Group, Ltd.	2,832,801	56,371,262
PT United Tractors Tbk	43,095,400	50,012,229	Pretoria Portland Cement Co., Ltd.	8,496,972	54,355,954
Total Indonesia		272,893,890	Sanlam, Ltd.	12,238,794	40,740,168
			Steinhoff International Holdings, Ltd.	22,469,272	63,781,322
			Truworths International, Ltd.	25,803,925	101,941,805
			Total South Africa		852,003,059

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

Description	Shares	Value	Description	Shares	Value
Lazard Emerging Markets Portfolio (concluded)			Preferred Stocks—6.6%
South Korea—13.9%			Brazil—6.6%
Amorepacific Corp.	54,202	$41,112,569	AES Tiete SA	1,440,700,546	$53,823,925
GS Engineering & Construction			Companhia Energetica de Minas
Corp.	319,640	53,270,488	Gerais	2,904,400	53,029,775
Hite Brewery Co., Ltd.	454,065	69,124,793	Companhia Vale do Rio Doce,
Kookmin Bank	3,402,568	250,816,935	A Shares	4,275,312	121,894,429
Samsung Electronics Co., Ltd.	316,365	187,916,179	Iochpe Maxion SA	2,530,220	53,163,050
Shinhan Financial Group			Klabin SA	15,429,530	57,297,300
Co., Ltd.	3,245,252	185,482,594	Suzano Papel e Celulose SA	3,199,305	52,123,508
SK Telecom Co., Ltd.	118,526	31,529,271	Tam SA Sponsored ADR (c)	2,283,736	55,083,712
SK Telecom Co., Ltd. ADR (c)	507,800	15,152,752	Total Brazil		446,415,699
Woongjin Coway Co., Ltd.	3,191,640	103,995,534	Total Preferred Stocks
Total South Korea		938,401,115	(Identified cost $356,432,887)		446,415,699
Taiwan—7.0%			Short-Term Investments—8.7%
Advanced Semiconductor			Collateral for Securities
Engineering, Inc.	43,121,000	43,208,081	on Loan—4.5%
Advantech Co., Ltd.	14,019,759	31,943,153	State Street Navigator Securities
Chinatrust Financial Holding Co.,			Lending Prime Portfolio,
Ltd. (a)	115,103,512	81,799,810	4.88% (e), (f)	301,756,315	301,756,315
Fubon Financial Holding Co.,				Principal
Ltd.	77,609,000	68,912,399		Amount
Hon Hai Precision Industry				(000)
Co., Ltd.	16,479,690	102,634,460	Repurchase Agreement—4.2%
Novatek Microelectronics			State Street Bank and Trust Co.,
Corp., Ltd.	12,134,547	46,391,460	0.70%, 01/02/08
Taiwan Semiconductor			(Dated 12/31/07, collateralized
Manufacturing Co., Ltd.	51,534,918	98,511,305	by $286,900,000 United States
Total Taiwan		473,400,668	Treasury Bill and Note, 3.40%-
Turkey—4.1%			5.125%, 01/17/08-06/30/11,
Ford Otomotiv Sanayi AS (c)	4,085,185	42,167,403	with a value of $292,673,800)
Turkcell Iletisim Hizmetleri AS	14,950,156	163,243,333	Proceeds of $286,941,158	$286,930	286,930,000
Turkiye Is Bankasi, C Shares (c)	10,920,378	68,470,700
Total Turkey		273,881,436	Total Short-Term Investments
Total Common Stocks			(Identified cost $588,686,315)		588,686,315
(Identified cost $5,010,132,660)		5,941,863,711	Total Investments—103.5%
			(Identified cost
			$5,955,251,862) (b)		$6,976,965,725
			Liabilities in Excess of Cash
			and Other Assets—(3.5)%		(239,010,620)
			Net Assets—100.0%		$6,737,955,105

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

	Principal			Principal
	Amount			Amount
Description	(000)	Value	Description	(000)	Value
Lazard High Yield Portfolio			Tronox Worldwide LLC,
Corporate Bonds—95.5%			9.50%, 12/01/12 (c)	$800	$772,000
Automotive—5.1%					3,172,585
ArvinMeritor, Inc.,			Computer Services—1.4%
8.125%, 09/15/15 (c)	$550	$471,625	SunGard Data Systems, Inc.,
Ford Motor Credit Co.,			10.25%, 08/15/15	824	842,540
7.00%, 10/01/13 (c)	1,725	1,452,200	Diversified—2.7%
General Motors Acceptance Corp.,			Leucadia National Corp.,
6.75%, 12/01/14 (c)	1,325	1,066,177	7.00%, 08/15/13	950	915,563
Venture Holdings Co LLC,			The Greenbrier Cos, Inc.,
12.00%, 06/01/09 (a), (h)	2,840	284	8.375%, 05/15/15	700	668,500
		2,990,286			1,584,063
Building & Construction—1.7%			Drugs—0.8%
KB Home,			Elan Finance PLC,
7.75%, 02/01/10 (c)	1,060	983,150	7.75%, 11/15/11	500	472,500
Building Materials—2.5%			Electric Generation—2.8%
Goodman Global Holding Co., Inc.,			Edison Mission Energy:
7.875%, 12/15/12 (c)	390	401,700	7.00%, 05/15/17 (c)	200	196,500
Legrand SA,			7.50%, 06/15/13 (c)	675	691,875
8.50%, 02/15/25	925	1,076,469	The AES Corp.,
		1,478,169	9.50%, 06/01/09	710	734,850
Cable Television—7.8%					1,623,225
Cablevision Systems Corp.,			Electronics—2.0%
8.00%, 04/15/12 (c)	725	703,250	Freescale Semiconductor, Inc.:
Charter Communications Holdings LLC,			8.875%, 12/15/14 (c)	225	200,250
11.00%, 10/01/15 (c)	684	557,460	10.125%, 12/15/16 (c)	375	308,438
DirecTV Holdings LLC:			NXP BV,
6.375%, 06/15/15 (c)	400	386,000	7.875%, 10/15/14 (c)	700	663,250
8.375%, 03/15/13	450	469,125			1,171,938
EchoStar DBS Corp.:			Energy Exploration &
5.75%, 10/01/08	50	50,000	Production—4.4%
6.625%, 10/01/14 (c)	810	810,000	Chesapeake Energy Corp.,
Mediacom Broadband LLC,			6.375%, 06/15/15 (c)	375	362,344
8.50%, 10/15/15 (c)	725	636,187	Compagnie Generale de Geophysique,
Shaw Communications, Inc.,			7.50%, 05/15/15 (c)	750	762,187
7.25%, 04/06/11 (c)	900	919,125	OPTI Canada, Inc.,
		4,531,147	8.25%, 12/15/14 (d)	525	519,094
Chemicals—5.5%			PetroHawk Energy Corp.,
ARCO Chemical Co.,			9.125%, 07/15/13	425	446,781
9.80%, 02/01/20	535	522,963	Seitel, Inc.,
Momentive Performance			9.75%, 02/15/14 (c)	525	446,250
Materials, Inc.:					2,536,656
9.75%, 12/01/14 (d)	275	254,375	Energy Integrated—0.9%
11.50%, 12/01/16 (c), (d)	250	216,250	Verasun Energy Corp.,
Mosaic Global Holdings, Inc.,			9.875%, 12/15/12 (c)	500	503,750
7.30%, 01/15/28	775	759,500	Environmental—1.3%
NOVA Chemicals Corp.,			Browning-Ferris Industries, Inc.,
6.50%, 01/15/12 (c)	687	647,497	7.40%, 09/15/35	775	731,406

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
December 31, 2007

	Principal			Principal
	Amount			Amount
Description	(000)	Value	Description	(000)	Value
Lazard High Yield Portfolio (continued)			Hotels—1.5%
Financial Services—0.0%			Host Marriott LP, 7.125%,
Finance One PLC,			11/01/13 (c)	$850	$856,375
0.00%, 01/03/08 (a), (h), (i)	$20,000	$0	Leisure & Entertainment—1.2%
Morgan Guarantee Trust,			Royal Caribbean Cruises, Ltd.:
0.00%, 01/03/08 (a), (h), (i)	10,569	0	7.25%, 06/15/16 (c)	300	295,875
		0	8.00%, 05/15/10 (c)	400	415,500
Food & Beverages—3.2%					711,375
Constellation Brands, Inc.,			Machinery—1.2%
7.25%, 09/01/16 (c)	725	685,125	Case New Holland, Inc.:
Dean Foods Co.,			6.00%, 06/01/09 (c)	325	323,781
7.00%, 06/01/16 (c)	800	712,000	7.125%, 03/01/14 (c)	350	351,313
NBTY, Inc.,					675,094
7.125%, 10/01/15	475	460,156	Media—2.4%
		1,857,281	CanWest Media, Inc.,
Forest & Paper Products—4.0%			8.00%, 09/15/12 (c)	911	856,032
Georgia-Pacific Corp.:			Interpublic Group of Cos., Inc.,
8.125%, 05/15/11 (c)	300	303,000	6.25%, 11/15/14	600	510,000
9.50%, 12/01/11	500	525,000			1,366,032
Smurfit Capital Funding PLC,			Metals & Mining—5.6%
7.50%, 11/20/25	1,600	1,524,000	Arch Western Finance LLC,
		2,352,000	6.75%, 07/01/13	1,000	972,500
Gaming—2.8%			Century Aluminum Co.,
Majestic Star Casino LLC,			7.50%, 08/15/14	225	222,187
9.75%, 01/15/11	100	69,000	Freeport-McMoRan Copper & Gold,
Mandalay Resorts Group,			Inc.:
9.375%, 02/15/10 (c)	1,035	1,071,225	8.25%, 04/01/15	650	689,000
Wynn Las Vegas LLC,			8.375%, 04/01/17 (c)	100	107,250
6.625%, 12/01/14 (c)	500	491,250	Massey Energy Co.,
		1,631,475	6.875%, 12/15/13 (c)	800	752,000
Gas Distribution—1.2%			Peabody Energy Corp.,
Ferrellgas Partners LP,			6.875%, 03/15/13	500	501,250
8.75%, 06/15/12 (c)	684	703,665			3,244,187
Health Services—7.0%			Printing & Publishing—2.7%
Fresenius Medical Capital Trust,			Idearc, Inc.,
7.875%, 02/01/08	1,120	1,120,000	8.00%, 11/15/16	725	663,375
HCA, Inc,			Phoenix Color Corp.,
9.25%, 11/15/16 (c)	675	710,437	13.00%, 02/01/09	515	504,700
HealthSouth Corp.,			RH Donnelley Corp.,
10.75%, 06/15/16 (c)	350	365,750	8.875%, 01/15/16	400	373,000
Senior Housing Properties Trust,					1,541,075
7.875%, 04/15/15	179	183,699	Real Estate—2.2%
Service Corp. International,			AMR Real Estate Partners:
6.75%, 04/01/16 (c)	750	721,875	7.125%, 02/15/13 (c)	500	469,375
Tenet Healthcare Corp.,			8.125%, 06/01/12	350	339,063
7.375%, 02/01/13	500	441,250	Forest City Enterprises, Inc.,
The Cooper Cos., Inc.,			7.625%, 06/01/15	475	451,250
7.125%, 02/15/15	525	511,219			1,259,688
		4,054,230

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
December 31, 2007

Description	Principal Amount (000)	Value	Description	Shares	Value
Lazard High Yield Portfolio (concluded)			Preferred Stock—0.0%
Retail—4.5%			Broadcasting—0.0%
Saks, Inc.,			ION Media Networks, Inc.,
9.875%, 10/01/11	$1,225	$1,298,500	14.25%, 11/15/12
Stater Brothers Holdings, Inc.,			(Identified cost $1,551)	4	$26,000
8.125%, 06/15/12 (c) .	725	710,500	Warrants—0.0%
The Neiman Marcus Group, Inc.,			Cable Television—0.0%
10.375%, 10/15/15 (c)	600	625,500	Ono Finance PLC:
		2,634,500	05/31/09 (a), (d), (g)	500	5
Support Services—2.4%			03/16/11 (a), (d), (g)	470	5
Avis Budget Car Rental LLC:					10
7.625%, 05/15/14	640	604,800
7.75%, 05/15/16 (c)	110	102,850	Total Warrants
Hertz Corp.,			(Identified cost $64,841)		10
8.875%, 01/01/14	650	658,125	Short-Term Investments—27.8%
		1,365,775	Collateral for Securities
Telecommunications—12.0%			on Loan—25.0%
Citizens Communications Co.,			State Street Navigator Securities
6.25%, 01/15/13 (c)	1,000	980,000	Lending Prime Portfolio,
Intelsat Bermuda, Ltd.,			4.88% (e), (f)	14,511,128	14,511,128
11.25%, 06/15/16 (c)	350	360,500
Intelsat Subsidiary Holding Co., Ltd.,				Principal Amount
8.25%, 01/15/13	800	806,000		(000)
Level 3 Financing, Inc.,			Repurchase Agreement—2.8%
9.25%, 11/01/14 (c)	850	769,250	State Street Bank and Trust Co.,
Nortel Networks, Ltd.,			0.70%, 01/02/08
10.75%, 07/15/16 (c), (d)	375	393,750	(Dated 12/31/07, collateralized by
PanAmSat Corp.,			$1,565,000 United States Treasury
9.00%, 08/15/14	846	854,460	Note, 5.125%, 06/30/11, with a
Qwest Corp.,			value of $1,658,900)
7.875%, 09/01/11	800	835,000	Proceeds of $1,623,063	$1,623	1,623,000
Rogers Wireless Communications, Inc.,			Total Short-Term Investments
9.625%, 05/01/11	1,000	1,137,500	(Identified cost $16,134,128)		16,134,128
Windstream Corp.:			Total Investments—123.3%
7.00%, 03/15/19 (c)	375	359,062	(Identified cost $75,797,251) (b)		$71,597,521
8.625%, 08/01/16	475	498,750	Liabilities in Excess of Cash and
		6,994,272	Other Assets—(23.3)%		(13,543,464)
Transportation—2.7%			Net Assets—100.0%		$58,054,057
Kansas City Southern Railway Co.,
7.50%, 06/15/09	610	610,763
Stena AB,
7.50%, 11/01/13	975	958,181
		1,568,944
Total Corporate Bonds
(Identified cost $59,596,731)		55,437,383

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
December 31, 2007

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) are as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Equity Value	$9,398,190	$558,199	$1,068,933	$(510,734)
U.S. Strategic Equity	101,823,499	9,490,235	11,626,007	(2,135,772)
Mid Cap	473,070,091	26,747,945	62,934,753	(36,186,808)
Small Cap	170,574,182	11,965,821	13,500,882	(1,535,061)
U.S. Small Cap Equity Growth	14,852,896	2,199,677	1,067,632	1,132,045
International Equity	352,416,623	61,990,759	7,708,747	54,282,012
International Equity Select	22,002,532	4,087,272	801,381	3,285,891
International Strategic Equity	378,714,112	63,307,881	7,859,216	55,448,665
International Small Cap	254,274,773	26,683,317	19,645,025	7,038,292
Emerging Markets	5,956,919,150	1,189,030,936	168,984,361	1,020,046,575
High Yield	76,095,098	1,014,408	5,511,985	(4,497,577)

(c)	Security or portion thereof is out on loan.

(d)
Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2007, these securities amounted to 1.2%, 2.3%, 1.0% and 2.4% of net assets of Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio, respectively, and are considered to be liquid.

(e)	Rate shown reflects 7 day yield as of December 31, 2007.

(f)	Represents security purchased with cash collateral received for securities on loan.

(g)	Date shown is the expiration date.

(h)	Issue in default.

(i)	Bankrupt issuer; security valued at zero; principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
SDR — Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
December 31, 2007

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:
	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio
Industry
Agriculture	—%	—%	—%	—%	1.4%
Alcohol & Tobacco	9.4	9.4	8.6	—	4.3
Automotive	4.3	3.7	5.4	—	3.2
Banking	11.9	9.0	9.4	8.2	13.4
Cable Television	—	—	—	—	1.2
Chemicals	0.9	—	4.3	8.7	—
Commercial Services	—	—	1.3	11.9	—
Construction & Engineering	—	—	0.5	2.1	3.3
Consumer Products	1.4	1.0	—	1.6	6.0
Drugs	8.7	8.8	5.4	1.4	0.7
Electric	3.0	4.5	3.8	—	1.6
Energy Exploration & Production	—	—	1.2	—	2.4
Energy Integrated	7.1	8.8	1.9	1.7	1.5
Energy Services	0.9	1.4	—	6.2	2.3
Financial Services	2.4	4.8	6.0	6.7	5.9
Food & Beverages	5.9	8.2	5.7	—	0.8
Forest & Paper Products	—	—	0.9	1.0	2.6
Gas Utilities	3.2	—	3.5	—	—
Health Services	—	—	—	1.1	—
Housing	2.7	1.5	7.4	2.4	5.2
Insurance	5.1	8.1	3.6	2.7	—
Leisure & Entertainment	2.0	—	2.7	5.3	1.4
Manufacturing	5.4	2.5	11.6	19.0	3.0
Medical Products	—	—	—	3.8	—
Metals & Mining	—	0.9	—	—	8.3
Real Estate	—	—	—	2.2	0.6
Retail	2.9	2.2	2.8	4.1	2.3
Semiconductors & Components	1.6	3.7	—	—	6.1
Technology	1.3	—	1.5	2.4	1.9
Technology Hardware	3.1	3.2	—	2.2	1.5
Telecommunications	8.7	11.0	6.0	1.1	10.9
Transportation	4.2	3.4	4.6	2.1	3.0
Subtotal	96.1	96.1	98.1	97.9	94.8
Collateral for Securities on Loan	10.4	—	—	19.5	4.5
Repurchase Agreements	4.1	1.1	1.7	1.6	4.2
Total Investments	110.6%	97.2%	99.8%	119.0%	103.5%

The accompanying notes are an integral part of these financial statements.

[This Page Intentionally Left Blank]

The Lazard Funds, Inc.
Statements of Assets and Liabilities
December 31, 2007

	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

ASSETS
Investments in securities, at value*	$8,887,456	$99,687,727	$436,883,283	$169,039,121
Cash	857	20	358	889
Foreign currency	—	—	—	—
Receivables for:
Capital stock sold	—	104,136	1,130,956	107,858
Dividends and interest	14,071	152,951	467,053	151,901
Investments sold	—	264,991	—	531,010
Income from securities loaned	—	—	—	16,415
Amount due from Investment Manager (Note 3)	7,407	—	—	—
Total assets	8,909,791	100,209,825	438,481,650	169,847,194

LIABILITIES
Payables for:
Foreign currency due to Custodian	—	—	—	—
Management fees	—	66,773	287,258	93,769
Accrued distribution fees	89	2,476	34,291	5,686
Accrued directors’ fees	27	340	1,383	500
Investments purchased	—	219,625	86,310	627,773
Capital stock redeemed	49,614	75,508	1,967,519	1,163,590
Dividends	—	—	—	—
Amounts due upon return of securities on loan	—	—	—	32,831,036
Other accrued expenses and payables	31,371	45,778	90,159	69,016
Total liabilities	81,101	410,500	2,466,920	34,791,370
Net assets	$8,828,690	$99,799,325	$436,014,730	$135,055,824

NET ASSETS
Paid in capital	$9,424,258	$100,791,087	$472,276,624	$137,059,209
Undistributed (distributions in excess of) net investment income (loss)	(21,307)	11,861	87,467	21,379
Accumulated undistributed net realized gain (loss)	(75,701)	316,350	(5,584,856)	(2,992,600)
Net unrealized appreciation (depreciation) on:
Investments	(498,560)	(1,319,973)	(30,764,505)	967,836
Foreign currency	—	—	—	—
Net assets	$8,828,690	$99,799,325	$436,014,730	$135,055,824
Institutional Shares
Net assets	$8,487,623	$88,241,765	$277,952,926	$109,852,775
Shares of capital stock outstanding**	754,370	8,801,899	22,311,342	9,484,085
Net asset value, offering and redemption price per share	$11.25	$10.03	$12.46	$11.58

Open Shares
Net assets	$341,067	$11,557,560	$158,061,804	$25,203,049
Shares of capital stock outstanding**	30,169	1,150,059	12,865,182	2,205,839
Net asset value, offering and redemption price per share	$11.31	$10.05	$12.29	$11.43

Cost of investments in securities	$9,386,016	$101,007,700	$467,647,788	$168,071,285
Cost of foreign currency	$—	$—	$—	$—
* Includes collateral for securities on loan, at value	$—	$—	$—	$32,831,036

**$0.001 par value 2,250,000,000 shares authorized for the Portfolios in total

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

$15,984,941	$406,698,635	$25,288,423	$434,162,777	$261,313,065	$6,976,965,725	$71,597,521
110	488	134	754	703	459	580
—	1,111,399	—	276	—	9,755,923	—
—	200,002	301,003	83,339	2,094,159	94,529,962	416
9,607	741,783	41,472	1,108,854	353,754	11,378,014	1,070,373
205,928	—	548,544	328,694	1,078,547	11,377,403	—
—	23,483	—	—	34,967	155,262	6,174
5,817	—	—	—	—	—	—
16,206,403	408,775,790	26,179,576	435,684,694	264,875,195	7,104,162,748	72,675,064

—	—	19,723	—	992,696	—	—
—	245,850	5,617	276,618	158,763	5,595,128	5,967
148	7,166	2,949	3,421	20,635	307,057	420
48	1,266	85	1,287	919	18,513	193
171,357	1,674,747	43,659	182,172	416	41,530,352	—
—	859,907	49,277	190,340	1,080,909	12,052,110	20,427
—	—	—	—	—	—	44,848
—	38,094,586	—	—	42,914,058	301,756,315	14,511,128
30,217	120,879	40,073	105,505	203,029	4,948,168	38,024
201,770	41,004,401	161,383	759,343	45,371,425	366,207,643	14,621,007
$16,004,633	$367,771,389	$26,018,193	$434,925,351	$219,503,770	$6,737,955,105	$58,054,057

$14,992,012	$324,745,169	$21,613,614	$378,764,090	$201,829,062	$5,463,651,863	$108,121,567
(278)	(67,176)	45	(23,862)	(123,817)	40,292	(284,000)
(103,988)	(12,900,104)	1,086,398	714,018	9,784,319	254,728,809	(45,583,780)
1,116,887	56,005,839	3,318,009	55,440,315	8,000,903	1,019,573,489	(4,199,730)
—	(12,339)	127	30,790	13,303	(39,348)	—
$16,004,633	$367,771,389	$26,018,193	$434,925,351	$219,503,770	$6,737,955,105	$58,054,057

$15,315,732	$335,322,873	$12,102,535	$418,583,611	$129,724,674	$5,270,497,312	$56,277,969
1,363,879	19,104,018	1,026,949	32,409,457	12,363,024	220,678,561	10,936,413
$11.23	$17.55	$11.78	$12.92	$10.49	$23.88	$5.15
$688,901	$32,448,516	$13,915,658	$16,341,740	$89,779,096	$1,467,457,793	$1,776,088
61,624	1,833,826	1,178,185	1,266,859	8,540,137	60,722,332	343,679
$11.18	$17.69	$11.81	$12.90	$10.51	$24.17	$5.17
$14,868,054	$350,692,796	$21,970,414	$378,722,462	$253,312,162	$5,955,251,862	$75,797,251
$—	$1,116,841	$—	$276	$—	$9,780,302	$—
$—	$38,094,586	$—	$—	$42,914,058	$301,756,315	$14,511,128

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the year ended December 31, 2007

	Lazard U.S. Equity Value Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio	Lazard Small Cap Portfolio

INVESTMENT INCOME (LOSS)

Income:
Dividends	$182,127	$2,174,584	$6,014,888	$1,885,963
Interest	10,951	84,499	1,127,005	250,303
Income from securities loaned	—	—	—	168,016
Total investment income*	193,078	2,259,083	7,141,893	2,304,282

Expenses:
Management fees	60,517	920,426	3,175,248	1,470,195
Custodian fees	64,209	69,523	130,216	99,323
Distribution fees (Open Shares)	1,446	30,809	365,402	81,539
Shareholders’ services	46,555	50,922	58,036	53,592
Shareholders’ reports	366	5,822	38,249	12,969
Administration fees	51,626	74,837	135,273	89,650
Professional services	63,029	48,330	53,936	49,643
Registration fees	25,692	25,295	41,422	27,808
Directors’ fees and expenses	426	6,962	23,808	11,720
Shareholders’ meeting	2,122	3,561	5,544	8,790
Amortization of offering expenses	—	—	—	—
Other	5,082	15,607	21,437	23,147
Total gross expenses	321,070	1,252,094	4,048,571	1,928,376
Management fees waived and expenses reimbursed	(219,250)	(6,531)	—	—
Administration fees waived	(18,750)	—	—	—
Expense reductions	(559)	—	(261)	—
Total net expenses	82,511	1,245,563	4,048,310	1,928,376
Net investment income (loss)	110,567	1,013,520	3,093,583	375,906

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	320,782	13,970,887	37,492,588	11,536,340
Foreign currency	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments***	(534,978)	(14,012,905)	(63,675,417)	(21,525,998)
Foreign currency	—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency	(214,196)	(42,018)	(26,182,829)	(9,989,658)
Contribution from Investment Manager (Note 3)	—	—	—	—
Net increase (decrease) in net assets resulting from operations	$(103,629)	$971,502	$(23,089,246)	$(9,613,752)

* Net of foreign withholding taxes of	$—	$—	$—	$28
** Net of foreign capital gains taxes of	$—	$—	$—	$—
*** Net change in unrealized foreign capital gains taxes of	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Small Cap Equity Growth Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Strategic Equity Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard High Yield Portfolio

$56,125	$14,032,647	$774,712	$10,412,609	$12,488,338	$115,968,254	$—
56,280	476,338	40,478	608,802	1,196,133	12,263,406	5,549,548
—	587,221	—	—	694,067	1,881,202	35,581
112,405	15,096,206	815,190	11,021,411	14,378,538	130,112,862	5,585,129
139,845	3,802,457	256,934	3,202,170	4,519,629	48,169,061	378,909
50,911	271,538	65,019	251,179	328,039	4,805,693	63,281
1,036	118,751	34,197	37,089	497,506	2,356,495	5,684
46,559	55,887	47,559	49,734	92,572	1,793,630	47,456
234	34,075	2,754	9,217	206,236	1,557,325	5,307
52,816	152,994	56,103	136,066	172,083	637,698	63,931
53,451	55,611	46,480	54,205	58,044	136,102	47,227
28,086	38,099	24,437	29,598	71,284	256,677	26,295
750	50,749	2,811	24,193	36,878	263,388	4,027
64	14,607	1,897	2,838	35,724	251,872	2,150
1,099	—	—	—	—	—	—
4,245	55,070	4,868	21,189	41,225	207,483	6,163
379,096	4,649,838	543,059	3,817,478	6,059,220	60,435,424	650,430
(184,212)	—	(153,167)	—	—	—	(262,885)
(18,750)	—	—	—	—	—	—
—	—	(1,203)	(834)	—	(185,440)	(1,995)
176,134	4,649,838	388,689	3,816,644	6,059,220	60,249,984	385,550
(63,729)	10,446,368	426,501	7,204,767	8,319,318	69,862,878	5,199,579

50,613	117,935,389	4,526,217	31,027,535	223,149,249	997,054,065	549,990
—	(741,014)	(3,772)	(629,960)	(1,054,615)	(9,926,198)	—
1,063,953	(74,688,131)	(2,189,623)	14,471,921	(240,811,805)	277,655,422	(3,285,542)
—	(40,707)	(1,197)	19,269	14,136	(59,162)	—
1,114,566	42,465,537	2,331,625	44,888,765	(18,703,035)	1,264,724,127	(2,735,552)
12,944	—	—	—	—	—	—
$1,063,781	$52,911,905	$2,758,126	$52,093,532	$(10,383,717)	$1,334,587,005	$2,464,027
$—	$1,223,522	$66,896	$852,732	$828,887	$10,226,882	$—
$—	$—	$—	$—	$—	$2,630,899	$—
$—	$—	$—	$—	$—	$1,372,255	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard U.S. Equity Value Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$110,567	$3,333
Net realized gain on investments	320,782	20,652
Net change in unrealized appreciation (depreciation) on investments	(534,978)	35,975
Net increase (decrease) in net assets resulting from operations	(103,629)	59,960
Distributions to shareholders:
From net investment income
Institutional Shares	(105,751)	(18,511)
Open Shares	(3,653)	(9,450)
From net realized gains
Institutional Shares	(389,570)	(5,581)
Open Shares	(18,098)	(3,408)
Net decrease in net assets resulting from distributions	(517,072)	(36,950)
Capital stock transactions:
Net proceeds from sales
Institutional Shares	8,193,054	252,300
Open Shares	967,026	226,200
Net proceeds in connection with acquisition of Lazard Equity Portfolio
Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	494,481	24,092
Open Shares	21,427	4,645
Cost of shares redeemed
Institutional Shares	(5,704)	—
Open Shares	(852,034)	—
Net increase (decrease) in net assets from capital stock transactions	8,818,250	507,237
Redemption fees (Note 2j):
Institutional Shares	20	—
Open Shares	429	—
Net increase in net assets from redemption fees	449	—
Total increase (decrease) in net assets	8,197,998	530,247
Net assets at beginning of year	630,692	100,445
Net assets at end of year*	$8,828,690	$630,692
*Includes undistributed (distributions in excess of) net investment income of	$(21,307)	$(24,019)
Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of year	33,272	9,025
Shares sold	678,435	22,194
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	43,122	2,053
Shares redeemed	(459)	—
Net increase (decrease)	721,098	24,247
Shares outstanding at end of year	754,370	33,272
Open Shares:
Shares outstanding at beginning of year	20,414	1,002
Shares sold	78,812	19,020
Shares issued in connection with acquisition of Lazard Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	1,858	392
Shares redeemed	(70,915)	—
Net increase (decrease)	9,755	19,412
Shares outstanding at end of year	30,169	20,414

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Strategic Equity Portfolio		Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

$1,013,520	$388,311	$3,093,583	$1,458,503	$375,906	$134,646
13,970,887	2,971,945	37,492,588	18,890,456	11,536,340	52,843,777
(14,012,905)	5,313,074	(63,675,417)	15,595,684	(21,525,998)	(11,559,895)
971,502	8,673,330	(23,089,246)	35,944,643	(9,613,752)	41,418,528

(928,263)	(390,410)	(2,255,532)	(1,240,961)	(368,961)	(110,375)
(75,125)	(1,086)	(836,453)	(197,978)	—	—

(13,250,346)	(1,665,988)	(29,413,726)	(11,031,438)	(19,129,580)	(39,424,315)
(1,707,827)	(8,519)	(16,992,927)	(3,556,423)	(4,239,158)	(7,362,733)
(15,961,561)	(2,066,003)	(49,498,638)	(16,026,800)	(23,737,699)	(46,897,423)

7,942,092	55,865,263	194,754,341	77,725,113	11,903,601	11,671,979
4,306,777	62,657	161,283,433	47,877,913	6,031,372	11,551,777

—	51,729,353	—	—	—	—
—	11,583,237	—	—	—	—

13,993,348	2,050,427	20,979,694	10,417,726	18,536,919	38,773,151
1,590,727	8,133	15,941,625	2,762,170	3,886,744	6,935,593

(37,611,892)	(14,169,939)	(130,294,329)	(40,186,186)	(89,649,834)	(103,765,069)
(4,462,321)	(36,917)	(69,855,700)	(29,019,541)	(14,412,212)	(17,873,533)
(14,241,269)	107,092,214	192,809,064	69,577,195	(63,703,410)	(52,706,102)

—	12,092	158	46	63	1,698
253	—	16,061	551	156	979
253	12,092	16,219	597	219	2,677
(29,231,075)	113,711,633	120,237,399	89,495,635	(97,054,642)	(58,182,320)
129,030,400	15,318,767	315,777,331	226,281,696	232,110,466	290,292,786
$99,799,325	$129,030,400	$436,014,730	$315,777,331	$135,055,824	$232,110,466

$11,861	$—	$87,467	$89,516	$21,379	$80,332

9,919,704	1,453,051	16,333,214	12,998,140	13,604,388	16,447,073
649,063	5,253,082	12,735,545	5,535,870	798,951	744,910
—	4,357,985	—	—	—	—
1,351,329	172,762	1,640,429	719,954	1,465,612	2,640,538
(3,118,197)	(1,317,176)	(8,397,846)	(2,920,750)	(6,384,866)	(6,228,133)
(1,117,805)	8,466,653	5,978,128	3,335,074	(4,120,303)	(2,842,685)
8,801,899	9,919,704	22,311,342	16,333,214	9,484,085	13,604,388

1,000,138	22,498	5,651,015	4,159,844	2,495,815	2,423,023
361,154	5,915	10,716,890	3,424,301	432,400	696,657
—	974,199	—	—	—	—
153,329	683	1,264,020	193,294	312,242	477,819
(364,562)	(3,157)	(4,766,743)	(2,126,424)	(1,034,618)	(1,101,684)
149,921	977,640	7,214,167	1,491,171	(289,976)	72,792
1,150,059	1,000,138	12,865,182	5,651,015	2,205,839	2,495,815

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard U S Small Cap Equity Growth Portfolio
	Year Ended December 31, 2007	Period Ended December 31, 2006**
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(63,729)	$(8,544)
Net realized gain on investments and foreign currency	50,613	92,034
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,063,953	23,716
Contribution from Investment Manager (Note 3)	12,944	—
Net increase in net assets resulting from operations	1,063,781	107,206
Distributions to shareholders:
From net investment income
Institutional Shares	—	—
Open Shares	—	—
From net realized gains
Institutional Shares	(202,723)	(37,527)
Open Shares	(8,235)	(2,879)
Net decrease in net assets resulting from distributions	(210,958)	(40,406)
Capital stock transactions:
Net proceeds from sales
Institutional Shares	10,732,189	3,515,872
Open Shares	546,200	275,713
Net proceeds from reinvestment of distributions
Institutional Shares	202,723	37,527
Open Shares	8,235	2,879
Cost of shares redeemed
Institutional Shares	(49,025)	(33,293)
Open Shares	(104,968)	(49,273)
Net increase (decrease) in net assets from capital stock transactions	11,335,354	3,749,425
Redemption fees (Note 2j):
Institutional Shares	231	—
Open Shares	—	—
Net increase in net assets from redemption fees	231	—
Total increase (decrease) in net assets	12,188,408	3,816,225
Net assets at beginning of period	3,816,225	—
Net assets at end of period*	$16,004,633	$3,816,225
* Includes undistributed (distributions in excess of) net investment income (loss) of	$(278)	$701
**Portfolio commenced operations on February 28, 2006.
† The inception date for Open Shares was February 3, 2006.
Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of period	357,156	—
Shares sold	993,353	357,078
Shares issued to shareholders from reinvestment of distributions	17,599	3,683
Shares redeemed	(4,229)	(3,605)
Net increase (decrease)	1,006,723	357,156
Shares outstanding at end of period	1,363,879	357,156
Open Shares:
Shares outstanding at beginning of period	22,564	—
Shares sold	47,576	27,153
Shares issued to shareholders from reinvestment of distributions	716	283
Shares redeemed	(9,232)	(4,872)
Net increase (decrease)	39,060	22,564
Shares outstanding at end of period	61,624	22,564

The accompanying notes are an integral part of these financial statements.

Lazard International		Lazard International		Lazard International
Equity Portfolio		Equity Select Portfolio		Strategic Equity Portfolio
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006†

$10,446,368	$19,313,146	$426,501	$435,065	$7,204,767	$4,126,935
117,194,375	194,705,168	4,522,445	2,933,164	30,397,575	24,401,068
(74,728,838)	(31,215,564)	(2,190,820)	1,717,464	14,491,190	28,616,354
—	—	—	—	—	—
52,911,905	182,802,750	2,758,126	5,085,693	52,093,532	57,144,357

(10,448,711)	(36,929,653)	(220,687)	(270,467)	(7,569,889)	(3,729,151)
(823,251)	(2,164,261)	(205,485)	(167,945)	(234,589)	(68,574)

—	—	(2,145,180)	(1,269,846)	(32,463,744)	(20,303,769)
—	—	(2,237,967)	(979,095)	(1,261,316)	(629,537)
(11,271,962)	(39,093,914)	(4,809,319)	(2,687,353)	(41,529,538)	(24,731,031)

42,760,108	108,177,480	3,659,073	6,083,166	67,878,911	157,114,791
12,817,420	16,790,800	3,938,401	2,558,331	6,172,001	10,129,474

8,455,736	30,420,503	2,007,567	1,277,067	37,683,990	21,410,518
648,480	1,959,247	2,303,146	1,075,249	1,464,736	692,287

(455,325,852)	(609,253,647)	(9,532,789)	(4,219,258)	(41,260,992)	(2,617,952)
(34,029,351)	(25,155,199)	(3,528,784)	(2,239,904)	(2,181,358)	(232,557)
(424,673,459)	(477,060,816)	(1,153,386)	4,534,651	69,757,288	186,496,561

28	37,678	427	1,252	3,465	473
2,341	331	518	98	—	250
2,369	38,009	945	1,350	3,465	723
(383,031,147)	(333,313,971)	(3,203,634)	6,934,341	80,324,747	218,910,610
750,802,536	1,084,116,507	29,221,827	22,287,486	354,600,604	135,689,994
$367,771,389	$750,802,536	$26,018,193	$29,221,827	$434,925,351	$354,600,604
$(67,176)	$1,495,998	$45	$—	$(23,862)	$(24,363)

42,981,256	73,968,882	1,275,571	1,045,758	27,171,668	12,580,701
2,525,820	7,155,699	274,686	464,155	5,256,475	13,105,649
488,254	1,951,864	167,049	97,749	2,956,838	1,695,234
(26,891,312)	(40,095,189)	(690,357)	(332,091)	(2,975,524)	(209,916)
(23,877,238)	(30,987,626)	(248,622)	229,813	5,237,789	14,590,967
19,104,018	42,981,256	1,026,949	1,275,571	32,409,457	27,171,668

3,028,637	3,476,798	957,538	853,150	843,756	—
752,954	1,088,540	291,150	198,410	471,941	808,123
36,914	124,972	191,154	82,132	115,062	54,842
(1,984,679)	(1,661,673)	(261,657)	(176,154)	(163,900)	(19,209)
(1,194,811)	(448,161)	220,647	104,388	423,103	843,756
1,833,826	3,028,637	1,178,185	957,538	1,266,859	843,756

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard International Small Cap Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$8,319,318	$7,785,005
Net realized gain on investments and foreign currency	222,094,634	106,510,860
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(240,797,669)	42,100,222
Net increase (decrease) in net assets resulting from operations	(10,383,717)	156,396,087
Distributions to shareholders:
From net investment income
Institutional Shares	(5,263,330)	(8,298,726)
Open Shares	(3,173,582)	(1,293,901)
From net realized gains
Institutional Shares	(46,662,720)	(113,927,331)
Open Shares	(33,083,117)	(22,197,890)
Net decrease in net assets resulting from distributions	(88,182,749)	(145,717,848)
Capital stock transactions:
Net proceeds from sales
Institutional Shares	79,708,233	184,768,792
Open Shares	201,108,792	104,305,829
Net proceeds from reinvestment of distributions
Institutional Shares	44,484,125	119,146,211
Open Shares	33,531,668	22,377,378
Cost of shares redeemed
Institutional Shares	(642,207,115)	(200,877,780)
Open Shares	(234,090,777)	(49,811,547)
Net increase (decrease) in net assets from capital stock transactions	(517,465,074)	179,908,883
Redemption fees (Note 2j):
Institutional Shares	2,573	1,955
Open Shares	9,026	5,708
Net increase in net assets from redemption fees	11,599	7,663
Total increase (decrease) in net assets	(616,019,941)	190,594,785
Net assets at beginning of year	835,523,711	644,928,926
Net assets at end of year*	$219,503,770	$835,523,711
* Includes undistributed (distributions in excess of) net investment income of	$(123,817)	$(2,802,181)
Shares issued and redeemed:
Institutional Shares:
Shares outstanding at beginning of year	39,230,803	34,086,489
Shares sold	4,569,352	9,403,782
Shares issued to shareholders from reinvestment of distributions	4,301,060	6,719,909
Shares redeemed	(35,738,191)	(10,979,377)
Net increase (decrease)	(26,867,779)	5,144,314
Shares outstanding at end of year	12,363,024	39,230,803
Open Shares:
Shares outstanding at beginning of year	7,728,361	3,629,711
Shares sold	11,079,380	5,561,002
Shares issued to shareholders from reinvestment of distributions	3,242,908	1,264,678
Shares redeemed	(13,510,512)	(2,727,030)
Net increase (decrease)	811,776	4,098,650
Shares outstanding at end of year	8,540,137	7,728,361

The accompanying notes are an integral part of these financial statements.

Lazard Emerging Markets Portfolio		Lazard High Yield Portfolio
Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006

$69,862,878	$36,652,134	$5,199,579	$5,549,434
987,127,867	307,528,076	549,990	2,509,910
277,596,260	281,179,252	(3,285,542)	(1,406,323)
1,334,587,005	625,359,462	2,464,027	6,653,021

(55,726,056)	(32,694,103)	(5,035,000)	(5,376,099)
(11,904,973)	(3,516,848)	(164,579)	(173,335)

(612,235,665)	(267,955,997)	—	—
(169,978,884)	(41,301,087)	—	—
(849,845,578)	(345,468,035)	(5,199,579)	(5,549,434)

2,712,892,181	1,352,454,300	795,553	8,194,508
1,138,597,916	355,869,553	873,555	342,657

596,080,729	263,255,080	4,256,453	4,477,428
170,027,763	41,328,690	152,448	163,339

(1,198,253,828)	(535,704,693)	(14,589,624)	(20,404,288)
(352,893,158)	(180,342,867)	(1,332,565)	(1,331,911)
3,066,451,603	1,296,860,063	(9,844,180)	(8,558,267)

99,727	22,786	254	—
236,716	36,896	2,236	—
336,443	59,682	2,490	—
3,551,529,473	1,576,811,172	(12,577,242)	(7,454,680)
3,186,425,632	1,609,614,460	70,631,299	78,085,979
$6,737,955,105	$3,186,425,632	$58,054,057	$70,631,299
$40,292	$1,329	$(284,000)	$(284,000)

133,219,000	79,234,728	12,778,921	14,254,153
113,062,483	68,689,002	149,946	1,553,044
25,017,247	12,989,211	803,612	850,410
(50,620,169)	(27,693,941)	(2,796,066)	(3,878,686)
87,459,561	53,984,272	(1,842,508)	(1,475,232)
220,678,561	133,219,000	10,936,413	12,778,921

21,215,039	10,890,070	405,406	564,731
47,056,649	17,703,837	164,143	64,661
7,053,673	2,015,281	28,671	30,908
(14,603,029)	(9,394,149)	(254,541)	(254,894)
39,507,293	10,324,969	(61,727)	(159,325)
60,722,332	21,215,039	343,679	405,406

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. EQUITY VALUE PORTFOLIO
	Year Ended		For the Period 9/30/05* to
Institutional Shares	12/31/07	12/31/06	12/31/05
Net asset value, beginning of period	$11.73	$10.02	$10.00
Income from investment operations:
Net investment income (a)	0.17	0.18	0.03
Net realized and unrealized gain	0.05	2.33	0.02
Total from investment operations	0.22	2.51	0.05
Less distributions from:
Net investment income	(0.15)	(0.62)	(0.03)
Net realized gains	(0.55)	(0.18)	—
Total distributions	(0.70)	(0.80)	(0.03)
Redemption fees	— (c)	—	—
Net asset value, end of period	$11.25	$11.73	$10.02
Total Return (b)	1.65%	25.23%	0.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,488	$390	$90
Ratios to average net assets:
Net expenses (d)	1.00%	1.00%	1.00%
Gross expenses (d)	3.56%	112.90%	388.31%
Net investment income (d)	1.40%	1.57%	1.17%
Portfolio turnover rate	83%	95%	13%

	Year Ended		For the Period 9/30/05* to
Open Shares	12/31/07	12/31/06	12/31/05
Net asset value, beginning of period	$11.77	$10.02	$10.00
Income from investment operations:
Net investment income (a)	0.13	0.12	0.02
Net realized and unrealized gain	0.06	2.37	0.02
Total from investment operations	0.19	2.49	0.04
Less distributions from:
Net investment income	(0.11)	(0.56)	(0.02)
Net realized gains	(0.55)	(0.18)	—
Total distributions	(0.66)	(0.74)	(0.02)
Redemption fees	0.01	—	—
Net asset value, end of period	$11.31	$11.77	$10.02
Total Return (b)	1.59%	24.83%	0.41%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$341	$240	$10
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%
Gross expenses (d)	9.40%	138.32%	596.46%
Net investment income (d)	1.02%	1.05%	0.86%
Portfolio turnover rate	83%	95%	13%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights	(continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO
	Year Ended			For the Period 12/30/04* to
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$11.81	$10.38	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.11	0.08	0.09	—	(c)
Net realized and unrealized gain (loss)	(0.04)	1.73	0.41	—
Total from investment operations	0.07	1.81	0.50	—
Less distributions from:
Net investment income	(0.12)	(0.07)	(0.03)	—
Net realized gains	(1.73)	(0.31)	(0.09)	—
Total distributions	(1.85)	(0.38)	(0.12)	—
Redemption fees	—	— (c)	—	—
Net asset value, end of period	$10.03	$11.81	$10.38	$10.00
Total Return (b)	0.33%	17.44%	4.99%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$88,242	$117,194	$15,085	$400
Ratios to average net assets:
Net expenses (d)	0.98%	1.05%	1.16%	1.25%
Gross expenses (d)	0.98%	1.35%	13.80%	546.34%	(e)
Net investment income (d)	0.86%	0.71%	0.90%	1.92%
Portfolio turnover rate	58%	82%	53%	0%

	Year Ended			For the Period 12/30/04* to
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04
Net asset value, beginning of period	$11.83	$10.39	$10.00	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.06	— (c)	0.06	—	(c)
Net realized and unrealized gain (loss)	(0.03)	1.79	0.35	—
Total from investment operations	0.03	1.79	0.41	—
Less distributions from:
Net investment income	(0.08)	(0.04)	—	—
Net realized gains	(1.73)	(0.31)	(0.09)	—
Total distributions	(1.81)	(0.35)	(0.09)	—
Redemption fees	— (c)	—	0.07	—
Net asset value, end of period	$10.05	$11.83	$10.39	$10.00
Total Return (b)	(0.07)%	17.20%	4.79%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,558	$11,836	$234	$100
Ratios to average net assets:
Net expenses (d)	1.35%	1.35%	1.50%	1.55%
Gross expenses (d)	1.40%	7.38%	33.06%	1,049.82%	(e)
Net investment income (d)	0.50%	0.03%	0.58%	1.62%
Portfolio turnover rate	58%	82%	53%	0%

*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights	(continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD MID CAP PORTFOLIO
	Year Ended
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$14.41	$13.23	$13.20	$11.49	$8.93
Income (loss) from investment operations:
Net investment income (a)	0.12	0.09	0.09	0.03	0.04
Net realized and unrealized gain (loss)	(0.51)	1.88	1.07	2.83	2.55
Total from investment operations	(0.39)	1.97	1.16	2.86	2.59
Less distributions from:
Net investment income	(0.11)	(0.08)	(0.07)	(0.04)	(0.03)
Net realized gains	(1.45)	(0.71)	(1.06)	(1.11)	—
Total distributions	(1.56)	(0.79)	(1.13)	(1.15)	(0.03)
Redemption fees	— (c)	— (c)	—	— (c)	—
Net asset value, end of year	$12.46	$14.41	$13.23	$13.20	$11.49
Total Return (b)	(2.93)%	14.85%	8.89%	24.97%	29.03%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$277,953	$235,367	$171,912	$56,431	$39,625
Ratios to average net assets:
Net expenses	0.87%	0.89%	0.93%	1.05%	1.05%
Gross expenses	0.87%	0.89%	0.93%	1.13%	1.31%
Net investment income	0.81%	0.66%	0.67%	0.21%	0.42%
Portfolio turnover rate	100%	76%	80%	92%	96%

	Year Ended
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$14.23	$13.07	$13.06	$11.38	$8.84
Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.05	0.05	(0.01)	0.01
Net realized and unrealized gain (loss)	(0.51)	1.86	1.05	2.80	2.53
Total from investment operations	(0.42)	1.91	1.10	2.79	2.54
Less distributions from:
Net investment income	(0.07)	(0.04)	(0.03)	—	—	(c)
Net realized gains	(1.45)	(0.71)	(1.06)	(1.11)	—
Total distributions	(1.52)	(0.75)	(1.09)	(1.11)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	—	(c)
Net asset value, end of year	$12.29	$14.23	$13.07	$13.06	$11.38
Total Return (b)	(3.17)%	14.57%	8.53%	24.59%	28.74%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$158,062	$80,410	$54,370	$30,412	$14,978
Ratios to average net assets:
Net expenses	1.13%	1.18%	1.23%	1.35%	1.35%
Gross expenses	1.13%	1.18%	1.23%	1.45%	1.69%
Net investment income (loss)	0.58%	0.37%	0.35%	(0.09)%	0.12%
Portfolio turnover rate	100%	76%	80%	92%	96%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights	(continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD SMALL CAP PORTFOLIO
	Year Ended
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$14.44	$15.40	$18.84	$19.49	$14.03
Income (loss) from investment operations:
Net investment income (a)	0.04	0.02	0.02	0.01	0.07
Net realized and unrealized gain (loss)	(0.87)	2.60	0.76	2.93	5.39
Total from investment operations	(0.83)	2.62	0.78	2.94	5.46
Less distributions from:
Net investment income	(0.04)	(0.01)	(0.02)	(0.07)	—
Net realized gains	(1.99)	(3.57)	(4.20)	(3.52)	—
Total distributions	(2.03)	(3.58)	(4.22)	(3.59)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	—	(c)
Net asset value, end of year	$11.58	$14.44	$15.40	$18.84	$19.49
Total Return (b)	(6.38)%	17.11%	4.31%	15.28%	38.92%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$109,853	$196,483	$253,236	$390,906	$465,876
Ratios to average net assets:
Net expenses	0.93%	0.91%	0.88%	0.86%	0.86%
Gross expenses	0.93%	0.91%	0.88%	0.86%	0.86%
Net investment income	0.24%	0.10%	0.10%	0.07%	0.42%
Portfolio turnover rate	98%	86%	87%	100%	77%

	Year Ended
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$14.27	$15.29	$18.78	$19.44	$14.03
Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	(0.03)	(0.04)	(0.05)	0.02
Net realized and unrealized gain (loss)	(0.84)	2.58	0.75	2.91	5.39
Total from investment operations	(0.85)	2.55	0.71	2.86	5.41
Less distributions from:
Net investment income	—	—	—	— (c)	—
Net realized gains	(1.99)	(3.57)	(4.20)	(3.52)	—
Total distributions	(1.99)	(3.57)	(4.20)	(3.52)	—
Redemption fees	— (c)	— (c)	— (c)	— (c)	—	(c)
Net asset value, end of year	$11.43	$14.27	$15.29	$18.78	$19.44
Total Return (b)	(6.60)%	16.77%	3.93%	14.90%	38.56%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$25,203	$35,627	$37,057	$50,295	$50,202
Ratios to average net assets:
Net expenses	1.25%	1.23%	1.19%	1.18%	1.19%
Gross expenses	1.25%	1.23%	1.19%	1.18%	1.19%
Net investment income (loss)	(0.07)%	(0.21)%	(0.21)%	(0.25)%	0.11%
Portfolio turnover rate	98%	86%	87%	100%	77%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. SMALL CAP EQUITY GROWTH PORTFOLIO
Institutional Shares	Year Ended 12/31/07	For the Period 2/28/06* to 12/31/06
Net asset value, beginning of period	$10.05	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.05)	(0.03)
Net realized and unrealized gain	1.37	0.19
Contribution from Investment Manager (Note 3)	0.01	—
Total from investment operations	1.33	0.16
Less distributions from:
Net realized gains	(0.15)	(0.11)
Total distributions	(0.15)	(0.11)
Redemption fees	— (c)	—
Net asset value, end of period	$11.23	$10.05
Total Return (b)	13.09%	1.65%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,316	$3,590
Ratios to average net assets:
Net expenses (d)	1.25%	1.25%
Gross expenses (d)	2.54%	10.02%
Net investment loss (d)	(0.45)%	(0.37)%
Portfolio turnover rate	70%	82%

Open Shares	Year Ended 12/31/07	For the Period 2/28/06* to 12/31/06
Net asset value, beginning of period	$10.02	$10.00
Income (loss) from investment operations:
Net investment loss (a)	(0.08)	(0.07)
Net realized and unrealized gain	1.38	0.20
Contribution from Investment Manager (Note 3)	0.01	—
Total from investment operations	1.31	0.13
Less distributions from:
Net realized gains	(0.15)	(0.11)
Total distributions	(0.15)	(0.11)
Net asset value, end of period	$11.18	$10.02
Total Return (b)	13.04%	1.25%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$689	$226
Ratios to average net assets:
Net expenses (d)	1.55%	1.55%
Gross expenses (d)	8.41%	22.14%
Net investment loss (d)	(0.75)%	(0.80)%
Portfolio turnover rate	70%	82%

*	Commencement of operations.
(a)	Net investment loss has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL EQUITY PORTFOLIO
	Year Ended
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$16.31	$14.00	$12.91	$11.37	$8.92
Income from investment operations:
Net investment income (a)	0.36	0.33	0.26	0.18	0.18
Net realized and unrealized gain	1.42	2.83	1.16	1.60	2.43
Total from investment operations	1.78	3.16	1.42	1.78	2.61
Less distributions from:
Net investment income	(0.54)	(0.85)	(0.33)	(0.24)	(0.16)
Total distributions	(0.54)	(0.85)	(0.33)	(0.24)	(0.16)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$17.55	$16.31	$14.00	$12.91	$11.37
Total Return (b)	10.96%	22.92%	11.25%	16.01%	29.51%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$335,323	$701,145	$1,035,346	$1,509,462	$2,103,600
Ratios to average net assets:
Net expenses	0.89%	0.84%	0.89%	0.90%	0.90%
Gross expenses	0.89%	0.84%	0.89%	0.90%	0.90%
Net investment income	2.08%	2.14%	2.03%	1.51%	1.90%
Portfolio turnover rate	50%	68%	60%	58%	44%

	Year Ended
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$16.40	$14.03	$12.94	$11.37	$8.88
Income from investment operations:
Net investment income (a)	0.32	0.25	0.23	0.14	0.15
Net realized and unrealized gain	1.41	2.87	1.16	1.61	2.44
Total from investment operations	1.73	3.12	1.39	1.75	2.59
Less distributions from:
Net investment income	(0.44)	(0.75)	(0.30)	(0.18)	(0.10)
Total distributions	(0.44)	(0.75)	(0.30)	(0.18)	(0.10)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$17.69	$16.40	$14.03	$12.94	$11.37
Total Return (b)	10.57%	22.59%	10.93%	15.64%	29.29%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$32,449	$49,657	$48,770	$89,742	$105,336
Ratios to average net assets:
Net expenses	1.19%	1.15%	1.18%	1.20%	1.21%
Gross expenses	1.19%	1.15%	1.18%	1.20%	1.21%
Net investment income	1.89%	1.63%	1.78%	1.18%	1.61%
Portfolio turnover rate	50%	68%	60%	58%	44%

(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO
	Year Ended
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$13.07	$11.73	$11.25	$9.80	$7.74
Income from investment operations:
Net investment income (a)	0.22	0.25	0.18	0.14	0.18
Net realized and unrealized gain	0.97	2.43	0.82	1.47	2.12
Total from investment operations	1.19	2.68	1.00	1.61	2.30
Less distributions from:
Net investment income	(0.25)	(0.23)	(0.16)	(0.16)	(0.24)
Net realized gains	(2.23)	(1.11)	(0.36)	—	—
Total distributions	(2.48)	(1.34)	(0.52)	(0.16)	(0.24)
Redemption fees	— (c)	— (c)	—	—	—
Net asset value, end of year	$11.78	$13.07	$11.73	$11.25	$9.80
Total Return (b)	9.25%	23.01%	8.90%	16.45%	29.80%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$12,103	$16,677	$12,262	$10,455	$9,788
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.67%	1.85%	1.97%	2.13%	1.85%
Net investment income	1.58%	1.90%	1.55%	1.43%	2.26%
Portfolio turnover rate	50%	40%	33%	16%	29%

	Year Ended
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$13.10	$11.75	$11.28	$9.82	$7.75
Income from investment operations:
Net investment income (a)	0.16	0.21	0.12	0.13	0.09
Net realized and unrealized gain	0.99	2.44	0.83	1.46	2.19
Total from investment operations	1.15	2.65	0.95	1.59	2.28
Less distributions from:
Net investment income	(0.21)	(0.19)	(0.12)	(0.13)	(0.21)
Net realized gains	(2.23)	(1.11)	(0.36)	—	—
Total distributions	(2.44)	(1.30)	(0.48)	(0.13)	(0.21)
Redemption fees	— (c)	— (c)	— (c)	— (c)	—
Net asset value, end of year	$11.81	$13.10	$11.75	$11.28	$9.82
Total Return (b)	8.92%	22.72%	8.46%	16.17%	29.49%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$13,916	$12,545	$10,026	$6,744	$7,279
Ratios to average net assets:
Net expenses	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	1.95%	2.13%	2.28%	2.47%	2.68%
Net investment income	1.21%	1.65%	1.05%	1.28%	1.09%
Portfolio turnover rate	50%	40%	33%	16%	29%

(a)	Net investment income has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO
	Year Ended		For the Period 10/31/05* to
Institutional Shares	12/31/07	12/31/06	12/31/05
Net asset value, beginning of period	$12.66	$10.79	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.19	—	(c)
Net realized and unrealized gain	1.36	2.64	0.79
Total from investment operations	1.59	2.83	0.79
Less distributions from:
Net investment income	(0.25)	(0.15)	—
Net realized gains	(1.08)	(0.81)	—
Total distributions	(1.33)	(0.96)	—
Redemption fees	— (c)	— (c)	—	(c)
Net asset value, end of period	$12.92	$12.66	$10.79
Total Return (b)	12.88%	26.22%	7.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$418,584	$343,931	$135,690
Ratios to average net assets:
Net expenses (d)	0.88%	0.94%	1.46%
Gross expenses (d)	0.88%	0.94%	1.46%
Net investment income (loss) (d)	1.70%	1.57%	(0.20)%
Portfolio turnover rate	84%	68%	12%

Open Shares	Year Ended 12/31/07	For the Period 2/3/06* to 12/31/06
Net asset value, beginning of period	$12.64	$11.49
Income from investment operations:
Net investment income (a)	0.17	0.12
Net realized and unrealized gain	1.37	1.93
Total from investment operations	1.54	2.05
Less distributions from:
Net investment income	(0.20)	(0.09)
Net realized gains	(1.08)	(0.81)
Total distributions	(1.28)	(0.90)
Redemption fees	—	— (c)
Net asset value, end of period	$12.90	$12.64
Total Return (b)	12.37%	17.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,342	$10,669
Ratios to average net assets:
Net expenses (d)	1.28%	1.45%
Gross expenses (d)	1.28%	1.63%
Net investment income (d)	1.29%	1.10%
Portfolio turnover rate	84%	68%

*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower Periods of less than one year are not annualized.

(c)	Amount is less than $001 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO
	Year Ended
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$17.80	$17.10	$19.24	$15.46	$11.07
Income (loss) from investment operations:
Net investment income (a)	0.27	0.22	0.24	0.29	0.27
Net realized and unrealized gain (loss)	(1.20)	4.16	2.45	4.66	4.39
Total from investment operations	(0.93)	4.38	2.69	4.95	4.66
Less distributions from:
Net investment income	(0.63)	(0.25)	(0.22)	(0.26)	(0.27)
Net realized gains	(5.75)	(3.43)	(4.61)	(0.91)	—
Total distributions	(6.38)	(3.68)	(4.83)	(1.17)	(0.27)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$10.49	$17.80	$17.10	$19.24	$15.46
Total Return (b)	(4.61)%	26.31%	14.77%	32.28%	42.21%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$129,725	$698,166	$582,909	$674,066	$644,240
Ratios to average net assets:
Net expenses	0.91%	0.86%	0.93%	0.94%	0.95%
Gross expenses	0.91%	0.86%	0.93%	0.94%	0.95%
Net investment income	1.48%	1.20%	1.24%	1.71%	2.15%
Portfolio turnover rate	59%	49%	33%	39%	18%

	Year Ended
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$17.77	$17.09	$19.22	$15.41	$11.02
Income (loss) from investment operations:
Net investment income (a)	0.21	0.17	0.18	0.23	0.21
Net realized and unrealized gain (loss)	(1.17)	4.13	2.45	4.64	4.36
Total from investment operations	(0.96)	4.30	2.63	4.87	4.57
Less distributions from:
Net investment income	(0.55)	(0.19)	(0.16)	(0.18)	(0.20)
Net realized gains	(5.75)	(3.43)	(4.61)	(0.91)	—
Total distributions	(6.30)	(3.62)	(4.77)	(1.09)	(0.20)
Redemption fees	— (c)	— (c)	0.01	0.03	0.02
Net asset value, end of year	$10.51	$17.77	$17.09	$19.22	$15.41
Total Return (b)	(4.79)%	25.83%	14.47%	32.04%	41.71%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$89,779	$137,358	$62,020	$49,585	$20,124
Ratios to average net assets:
Net expenses	1.20%	1.19%	1.27%	1.36%	1.43%
Gross expenses	1.20%	1.19%	1.27%	1.36%	1.46%
Net investment income	1.17%	0.89%	0.93%	1.30%	1.59%
Portfolio turnover rate	59%	49%	33%	39%	18%

(a)	Net investment income has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD EMERGING MARKETS PORTFOLIO
	Year Ended
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$20.60	$17.84	$13.98	$10.80	$7.11
Income from investment operations:
Net investment income (a)	0.36	0.33	0.29	0.16	0.17
Net realized and unrealized gain	6.41	4.98	5.42	3.16	3.69
Total from investment operations	6.77	5.31	5.71	3.32	3.86
Less distributions from:
Net investment income	(0.29)	(0.27)	(0.18)	(0.14)	(0.17)
Net realized gains	(3.20)	(2.28)	(1.67)	—	—
Total distributions	(3.49)	(2.55)	(1.85)	(0.14)	(0.17)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$23.88	$20.60	$17.84	$13.98	$10.80
Total Return (b)	33.05%	30.32%	41.40%	30.79%	54.45%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$5,270,497	$2,744,753	$1,413,671	$771,598	$591,514
Ratios to average net assets:
Net expenses	1.20%	1.20%	1.27%	1.32%	1.29%
Gross expenses	1.20%	1.20%	1.28%	1.32%	1.29%
Net investment income	1.51%	1.67%	1.82%	1.40%	2.06%
Portfolio turnover rate	53%	46%	48%	43%	29%

	Year Ended
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$20.82	$17.99	$14.06	$10.86	$7.13
Income from investment operations:
Net investment income (a)	0.29	0.26	0.20	0.13	0.15
Net realized and unrealized gain	6.47	5.03	5.51	3.17	3.70
Total from investment operations	6.76	5.29	5.71	3.30	3.85
Less distributions from:
Net investment income	(0.22)	(0.18)	(0.14)	(0.10)	(0.14)
Net realized gains	(3.20)	(2.28)	(1.67)	—	—
Total distributions	(3.42)	(2.46)	(1.81)	(0.10)	(0.14)
Redemption fees	0.01	— (c)	0.03	— (c)	0.02
Net asset value, end of year	$24.17	$20.82	$17.99	$14.06	$10.86
Total Return (b)	32.71%	29.93%	41.31%	30.43%	54.29%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,467,458	$441,673	$195,944	$30,536	$18,649
Ratios to average net assets:
Net expenses	1.47%	1.54%	1.59%	1.60%	1.60%
Gross expenses	1.48%	1.54%	1.59%	1.71%	1.76%
Net investment income	1.19%	1.30%	1.21%	1.11%	1.82%
Portfolio turnover rate	53%	46%	48%	43%	29%

(a)	Net investment income has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each year:

LAZARD HIGH YIELD PORTFOLIO
	Year Ended
Institutional Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$5.36	$5.27	$5.47	$5.40	$4.72
Income (loss) from investment operations:
Net investment income (a)	0.40	0.40	0.42	0.44	0.43
Net realized and unrealized gain (loss)	(0.21)	0.09	(0.19)	0.07	0.69
Total from investment operations	0.19	0.49	0.23	0.51	1.12
Less distributions from:
Net investment income	(0.40)	(0.40)	(0.43)	(0.44)	(0.44)
Total distributions	(0.40)	(0.40)	(0.43)	(0.44)	(0.44)
Redemption fees	— (c)	—	—	— (c)	— (c)
Net asset value, end of year	$5.15	$5.36	$5.27	$5.47	$5.40
Total Return (b)	3.63%	9.71%	4.33%	9.88%	24.58%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$56,278	$68,452	$75,100	$96,759	$127,765
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.75%
Gross expenses	0.90%	0.90%	0.86%	0.89%	0.98%
Net investment income	7.56%	7.61%	7.89%	8.11%	8.45%
Portfolio turnover rate	20%	29%	22%	49%	68%

	Year Ended
Open Shares	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value, beginning of year	$5.37	$5.29	$5.48	$5.42	$4.73
Income (loss) from investment operations:
Net investment income (a)	0.39	0.39	0.40	0.42	0.42
Net realized and unrealized gain (loss)	(0.21)	0.08	(0.19)	0.06	0.68
Total from investment operations	0.18	0.47	0.21	0.48	1.10
Less distributions from:
Net investment income	(0.39)	(0.39)	(0.41)	(0.42)	(0.42)
Total distributions	(0.39)	(0.39)	(0.41)	(0.42)	(0.42)
Redemption fees	0.01	—	0.01	—	0.01
Net asset value, end of year	$5.17	$5.37	$5.29	$5.48	$5.42
Total Return (b)	3.53%	9.18%	4.22%	9.33%	24.41%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$1,776	$2,179	$2,986	$7,223	$2,989
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	1.05%
Gross expenses	2.14%	2.12%	1.78%	1.67%	2.79%
Net investment income	7.24%	7.29%	7.47%	7.64%	8.16%
Portfolio turnover rate	20%	29%	22%	49%	68%

(a)	Net investment income has been computed using the average shares method.
(b)
Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
December 31, 2007

1.   Organization
The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of fourteen no-load portfolios (each referred to as a “Portfolio”). The Fund offers two different classes of shares of the Portfolios—Institutional Shares and Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. Currently, only the following eleven Portfolios, each of which is “diversified”, as defined in the Act, are offered: Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard U.S. Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio. Each of the other three Portfolios had not commenced operations as of December 31, 2007.

2.   Significant Accounting Policies
The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors, or its designee, instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the exdividend date and interest income is accrued daily.The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

The Portfolios may be subject to taxes imposed by foreign countries in which they invest. Such taxes are generally based upon income earned or capital gains, realized or unrealized. The Portfolios accrue and apply such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2007

income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At December 31, 2007, the value of the securities on loan and corresponding collateral received were as follows:

Portfolio	Securities Loaned	Collateral
Small Cap	$31,955,483	$32,831,036
International Equity	36,434,722	38,094,586
International Small Cap	40,672,539	42,914,058
Emerging Markets	290,501,548	301,756,315
High Yield	14,013,451	14,511,128

All collateral for securities on loan held by the Portfolios was in the form of cash, except for $183,845 in U.S. Treasury obligations held by International Small Cap Portfolio.

In accordance with U.S. generally accepted accounting principles, cash received as collateral for securities lending transactions which is invested in income producing securities is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

(e) Foreign Currency Translation—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(f) Federal Income Taxes—The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders.Therefore, no federal income tax provision is required.

At December 31, 2007, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2008	Expiring 2009
High Yield	$6,354,236	$20,597,061

Portfolio	Expiring 2010	Expiring 2011
International Equity	$—	$11,175,692
High Yield	15,965,273	2,546,543

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2007, the following portfolios elected to defer net capital losses arising between November 1, 2007 and December 31, 2007 as follows:

Portfolio	Amount
U.S. Equity Value	$62,573
Mid Cap	75,086
Small Cap	468,324
U.S. Small Cap Equity Growth	181,553
International Equity	67,760
High Yield	106,820

(g) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of the other Portfolios will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

The International Small Cap Portfolio intends, on its 2007 tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2007

the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to nonredeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions and wash sales. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31, was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2007	2006	2007	2006
U.S. Equity Value
Institutional	$478,858	$23,756	$16,463	$336
Open	20,920	12,653	831	205
U.S. Strategic Equity
Institutional	6,472,019	2,056,398	7,706,590	—
Open	777,959	9,605	1,004,993	—
Mid Cap
Institutional	13,603,976	3,771,786	18,065,282	8,500,613
Open	7,406,132	1,013,890	10,423,248	2,740,511
Small Cap
Institutional	3,711,506	12,090,219	15,787,035	27,444,471
Open	738,642	2,238,108	3,500,516	5,124,625
U.S. Small Cap
Equity Growth
Institutional	168,230	29,145	34,493	8,382
Open	6,719	2,236	1,516	643
International
Equity
Institutional	10,448,711	36,929,653	—	—
Open	823,251	2,164,261	—	—
International
Equity Select Institutional	346,293	346,264	2,019,574	1,194,049
Open	334,109	224,680	2,109,343	922,360
International
Strategic Equity Institutional	13,278,825	13,102,640	26,754,808	10,930,280
Open	462,069	364,215	1,033,836	333,896
International
Small Cap Institutional	5,758,113	17,322,066	134,152,162	104,903,991
Open	3,367,712	3,073,315	67,409,848	20,418,476
	Ordinary Income		Long-Term Capital Gain
Portfolio	2007	2006	2007	2006
Emerging
Markets Institutional	$214,063,713	$113,107,940	$453,898,008	$187,542,160
Open	55,695,763	16,059,158	126,188,094	28,758,777
High Yield
Institutional	5,035,000	5,376,099	—	—
Open	164,579	173,335	—	—

As of December 31, 2007, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income	Undistributed Long-T erm Capital Gain
U.S. Equity Value	$—	$—
U.S. Strategic Equity	92,370	1,051,640
Mid Cap	—	—
Small Cap	—	—
U.S. Small Cap Equity Growth	62,406	—
International Equity	—	—
International Equity Select	272,988	845,655
International Strategic Equity	31,464	704,994
International Small Cap	—	10,636,976
Emerging Markets	51,201,218	205,155,529
High Yield	—	—

(h) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(i) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(j) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(k) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
December 31, 2007

operations during the reporting period. Actual results could differ from those estimates.

3.   Investment Management, Administrative and Distribution Agreements
The Fund, on behalf of the Portfolios, has entered into investment management agreements (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate
U.S. Equity Value	0.75%
U.S. Strategic Equity	0.75
Mid Cap	0.75
Small Cap	0.75
U.S. Small Cap Equity Growth	1.00
International Equity	0.75
International Equity Select	0.85
International Strategic Equity	0.75
International Small Cap	0.75
Emerging Markets	1.00
High Yield	0.55

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares	Open Shares
U.S. Equity Value	1.00%	1.30%
U.S. Strategic Equity	1.05	1.35
Mid Cap	1.05	1.35
U.S. Small Cap Equity Growth	1.25	1.55
International Equity Select	1.15	1.45
International Strategic Equity	N/A	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
High Yield	0.55	0.85
During the year ended December 31, 2007, the Investment Manager waived its management fee and reimbursed the following Portfolios for other expenses as follows:
Portfolio	Institutional Shares	Open Shares
U.S. Equity Value	$174,019	$45,231
U.S. Strategic Equity	—	6,531
U.S. Small Cap Equity Growth	156,526	27,686
International Equity Select	84,777	68,390
High Yield	233,666	29,219
The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of its fee annually for U.S. Equity Value and U.S. Small Cap Equity Growth Portfolios until the respective Portfolios’ net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio, and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

During the year ended December 31, 2007, the Investment Manager reimbursed the U.S. Small Cap Equity Growth Portfolio $12,944 for trading losses incurred due to a trade entry error.

4.   Directors’ Compensation
Certain Directors of the Fund are officers of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager (the “Independent Directors”) its allocated portion of a fixed fee of $60,000 per year, plus $4,000 per meeting attended ($1,500 per meeting attended by telephone and $1,000 for committee, subcommittee or certain other special meetings not held in conjunction with a Board meeting) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates Purchases and sales of portfolio securities (excluding shortterm securities) for the year ended December 31, 2007 were as follows:
Portfolio	Purchases	Sales
U.S. Equity Value	$14,646,655	$6,445,082
U.S. Strategic Equity	68,677,147	99,089,819

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
December 31, 2007

Portfolio	Purchases	Sales
Mid Cap	$540,549,639	$390,928,893
Small Cap	184,957,379	266,923,024
U.S. Small Cap Equity Growth	19,517,096	8,852,653
International Equity	248,142,099	664,298,595
International Equity Select	14,679,986	20,839,650
International Strategic Equity	387,275,263	344,634,317
International Small Cap	334,125,185	906,416,188
Emerging Markets	4,599,542,884	2,420,540,711
High Yield	13,198,531	21,487,515

For the year ended December 31, 2007, U.S. Small Cap Equity Growth Portfolio paid brokerage commissions of $100 to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6.   Line of Credit
The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the year ended December 31, 2007, the Fund had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
U.S. Strategic Equity	$1,757,143	$2,050,000	4.87%
Small Cap	2,696,429	10,750,000	4.91
International Equity	8,104,348	19,000,000	5.41
International Equity Select	1,300,000	3,000,000	5.09
International Small Cap	4,468,421	10,700,000	4.86

7.   Foreign Securities Investment Risks
Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8.   Reorganization
On December 28, 2006, U.S. Strategic Equity Portfolio acquired the net assets of Lazard Equity Portfolio (“Equity Portfolio”) pursuant to a plan of reorganization approved by Equity Portfolio shareholders on December 28, 2006. The acquisition was accomplished by a tax-free exchange of 4,357,985 Institutional Shares (valued at $51,729,353) and 974,199 Open Shares (valued at $11,583,237) of U.S. Strategic Equity Portfolio for the 3,046,572 Institutional Shares and 680,270 Open Shares of Equity Portfolio outstanding on December 28, 2006. Equity Portfolio’s net assets at that date, including $7,391,365 of unrealized appreciation and $314,647 of accumulated realized net loss, were combined with those of U.S. Strategic Equity Portfolio. The aggregate net assets of U.S. Strategic Equity Portfolio and Equity Portfolio immediately before the reorganization were $66,320,519 and $63,312,590, respectively. The aggregate net assets of U.S. Strategic Equity Portfolio immediately after the reorganization were $129,633,109.

9.   Recent Accounting Pronouncements
In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”)—was issued and is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission (the “SEC”) has issued guidance that when applying FIN 48 in computing the net asset value (“NAV”) of the Portfolios on a daily basis, the first day the daily NAV would be impacted would be the last business day in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of FIN 48 to the Portfolios, and has determined that there is no impact resulting from the adoption of FIN 48 on the Portfolios’ financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management is evaluating the application of FAS 157 to the Portfolios, and believes the impact resulting from the adoption of FAS 157 will be limited to expanded disclosures in the Fund’s financial statements.

The Lazard Funds, Inc.
Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Lazard Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Lazard Funds, Inc. (the “Fund”, comprised of Lazard U.S. Equity Value Portfolio, Lazard U.S. Strategic Equity Portfolio, Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard U.S. Small Cap Equity Growth Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Strategic Equity Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio and Lazard High Yield Portfolio) as of December 31, 2007 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2006, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Lazard Funds, Inc. as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, or the period from commencement of operations to December 31, 2006, and the financial highlights for the periods presented in conformity with U.S. generally accepted accounting principles.

ANCHIN, BLOCK & ANCHIN LLP

New York, New York
February 25, 2008

The Lazard Funds, Inc.
Proxy Voting Results
(unaudited)

A special meeting of shareholders was held on April 26, 2007, to vote on the following proposal. The proposal received the required number of votes of shareholders and was adopted.

Proposal 1:	To elect each of Mr. Ashish Bhutani, Ms. Nancy A. Eckl and Mr. Leon M. Pollack as a Fund Director, each to serve for an indefinite term and until his or her successor is duly elected and qualified.

Director	For	Withhold Authority
Ashish Bhutani	218,017,674	3,605,487
Nancy A. Eckl	218,435,275	3,187,886
Leon M. Pollack	218,505,148	3,118,012

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Non-Interested Directors:

Kenneth S. Davidson (62)	Director (August 1995)
President, Davidson Capital Management Corporation; President, Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery, London.

Nancy A. Eckl (45)	Director (April 2007)
Former Vice President, Trust Investments, American Beacon Advisers, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement Equities Fund; Trustee, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

Lester Z. Lieberman (77)	Director (October 1991)
Private Investor; Chairman, Healthcare Foundation of New Jersey; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Leon M. Pollack (67)	Director (August 2006)	Former Managing Director, Donaldson, Lufkin & Jenrette; Vice-Chairman of the Board of Trustees, Adelphi University.

Richard Reiss, Jr. (63)	Director (May 1991)	Chairman, Georgica Advisors LLC, an investment manager; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (60)	Director (September 2004)	Director, Colonial Williamsburg Co.; Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Former Director, Morgan Keegan & Co., Inc.; Former Director, Independent Bank, Memphis.

Interested Directors(3):

Charles Carroll (47)	Chief Executive Officer, President and Director (June 2004)	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (47)	Director (July 2005)	Chief Executive Officer of the Investment Manager.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)
Each Director also serves as a Director for each of the Lazard Funds (comprised of 20 investment portfolios). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately-offered fund registered under the Act that is advised by an affiliate of the Investment Manager. Each Director serves an indefinite term, until his successor is elected.

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During Past 5 Years
Officers:

Nathan A. Paul (35)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager.

Stephen St. Clair (49)	Treasurer (May 2003)	Vice President of the Investment Manager.

Brian Kawakami (58)	Chief Compliance Officer (August 2006)	Senior Vice President and Chief Compliance Officer of the Investment Manager; Chief Compliance Officer at INVESCO, from July 2002 to April 2006.

Brian D. Simon (45)	Assistant Secretary (November 2002)	Director of the Investment Manager.

David A. Kurzweil (33)	Assistant Secretary (April 2005)	Vice President of the Investment Manager.

Cesar A. Trelles (33)	Assistant Treasurer (December 2004)	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

The Lazard Funds, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on December 17, 2007, the Board considered the approval, for an additional annual period, of the Management Agreement. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 20 funds comprises approximately $9 billion of the approximately $128 billion of total assets under the management of the Investment Manager and its global affiliates). The representatives of the Investment Manager noted that the Investment Manager provides realized benefits to the Fund through substantial investment in the Investment Manager’s global investment advisory business, including technology and operational support and significant marketing infrastructure across broad distribution channels. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, business reputation, financial condition and experience. The Directors agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and that such services are greater than those typically provided to a $9 billion fund complex. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

Representatives of the Investment Manager discussed the nature, extent and quality of the services provided by the Investment Manager to each Portfolio. The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure and agreed that the Fund benefits from the extensive services of the Investment Manager’s global platforms, and that such services are greater than those typically provided to a fund if it were not managed by a large, global firm such as the Investment Manager.

Comparative Performance and Advisory Fees and Expense Ratios

The Directors reviewed the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data. Lipper’s materials stated that Lipper’s reports are specifically designed to provide boards of directors the necessary fee, expense and investment performance information to help fulfill their advisory contract renewal responsibilities under Section 15(c) of the Act.

Performance. The Directors noted that, except as discussed below, the Portfolios generally were at or above the median ranges of the relevant Lipper comparison group (“Group”) and/or Lipper category (“Category”) over most measurement periods.

The performance of the Mid Cap and Emerging Markets Portfolios was competitive for longer time periods although performance had declined in the most recent one year period. Performance of the Small Cap, International Equity, International Equity Select, International Strategic Equity and International Small Cap Portfolios was below the Group and Category medians for the performance periods reported by Lipper, but more recent relative performance for shorter

The Lazard Funds, Inc.
Other Information (continued)
(unaudited)

time periods showed improvement. The Directors received regular updates on the Investment Manager’s efforts to improve performance, and recently a special Board meeting was convened to receive a special presentation from one of the international equity portfolio managers, who described the Investment Manager’s strategy and efforts to improve performance in that area.

Advisory Fees and Expense Ratios. The Directors also discussed the advisory fees and current expense ratios for each Portfolio, noting the assumptions used in the comparisons, and it was noted that, except for the U.S. Equity Value Portfolio, they are generally within the median ranges of each Portfolio’s Group for at least one share class. It was noted that for several of the Portfolios the Investment Manager was waiving all or part of its advisory fees and/or reimbursing expenses. The Directors considered that the Investment Manager continues to voluntarily enter into fee waiver and expense reimbursement arrangements for certain Portfolios. A discussion of the fees charged and services provided under the Management Agreement ensued.

The Directors also considered advisory fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager in the same Lipper category as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in services provided to the different types of Similar Accounts as compared to the services provided to the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the expenses incurred, and profits realized, by the Investment Manager and its affiliates resulting from the Management Agreement, including the projected dollar amount of expenses allocated and profit received by the Investment Manager and the method used to determine such expenses and profits. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that the Investment Manager’s broker-dealer affiliate is currently used for brokerage purposes on only a very limited basis and that there is no ability for the Investment Manager to benefit from any money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager’s representatives.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% 12b-1fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall service levels, were thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s profitability (projected for the 2007 calendar year) with respect to each Portfolio as part of their evaluation of whether the Portfolio’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio’s assets had been decreasing, the extent to which the Investment Manager may have realized any economies of scale would be muted. The Directors determined that they would revisit potential economies of scale no later than when they next reviewed the investment advisory fee in connection with renewal of the Management Agreement.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished

The Lazard Funds, Inc.
Other Information (concluded)
(unaudited)

with sufficient information to make an informed business decision with respect to the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•
The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $128 billion global asset management business.

•
While the Board was satisfied with the Investment Manager’s efforts to improve performance of Small Cap, International Equity, International Equity Select, International Strategic Equity and International Small Cap Portfolios, the Board would continue to monitor these Portfolios’ performance. The Board was satisfied with the other Portfolios’ overall performance, which was generally within the median ranges of the relevant Group and/or Category.

•
The Board concluded that each Portfolio’s fee paid to the Investment Manager was reasonable in light of the services provided, comparative advisory fee and expense ratio information, costs of the services provided and profits to be realized and other benefits derived or anticipated to be derived by the Investment Manager from the relationship with the Fund.

•
The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. They believed, based on relatively stable profitability levels and the Investment Manager’s investment in the Fund’s business, that the Fund’s fee schedules are reasonable in light of current economies of scale considerations and current asset levels. In addition, the Board considered that it intends to continue to evaluate whether any material asset growth by the Portfolios has created, or would create, material economies of scale for the Investment Manager.

The Board considered these conclusions and determinations in their totality and, without any one factor being dispositive, determined that approval of the Management Agreement for the Fund was in the best interests of the Fund and its shareholders.

Tax Information (unaudited)
The Lazard Funds, Inc.
Year Ended December 31, 2007

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2007:

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The same information will be reported in conjunction with your 2007 1099-DIV.

Portfolio	Percentage
U.S. Equity Value	34.95%
U.S. Strategic Equity	28.23
Mid Cap	22.48
Small Cap	7.71
U.S. Small Cap Equity Growth	16.19
International Equity	85.10
International Equity Select	100.00
International Strategic Equity	71.60
International Small Cap	96.15
Emerging Markets	25.70
High Yield	—

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend which will qualify for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
U.S. Equity Value	35.49%
U.S. Strategic Equity	32.19
Mid Cap	27.09
Small Cap	7.95
U.S. Small Cap Equity Growth	13.84
International Equity	—
International Equity Select	—
International Strategic Equity	—
International Small Cap	—
Emerging Markets	—
High Yield	—

Pursuant to Section 871 of the Code, the corresponding amounts have been designated as qualified short-term gains for purposes of exempting withholding of tax on such distributions to U.S. nonresident shareholders.

Portfolio	Amount
U.S. Equity Value	$383,450
U.S. Strategic Equity	4,977,772
Mid Cap	15,423,164
Small Cap	19,720
U.S. Small Cap Equity Growth	198,051
International Equity	—
International Equity Select	456,676
International Strategic Equity	3,066,451
International Small Cap	1,244,481
Emerging Markets	245,063,890
High Yield	—

Pursuant to Section 852 of the Code, the International Small Cap Portfolio has designated aggregate ordinary income distributions of $8,436,912 and dividends paid through share redemptions of $688,913 as ordinary income distributions and has designated aggregate capital gain distributions of $79,745,837 and dividends paid through share redemptions of $121,816,173 as capital gain distributions for the fiscal year ended December 31, 2007.

[This Page Intentionally Left Blank]

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com
Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com
© 2007 Lazard Asset Management LLC

12/07 LZDPS013

ITEM 2. CODE OF ETHICS.

          The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Registrant's Board of Directors (the “Board”) has determined that Lester Z. Lieberman and Robert M. Solmson, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the "SEC"). Mr. Lieberman and Mr. Solmson are "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $431,900 in 2006 and $437,700 in 2007.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates").

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $69,800 in 2006 and $67,200 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates.

(d) All Other Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. There were no services provided by the Auditor that were approved pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant for the Reporting Periods were $69,800 in 2006 and $67,200 in 2007. There were no fees billed in the Reporting Periods by the Auditor to Service Affiliates.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

          Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          The Registrant has a Nominating Committee (the "Committee") of the Board, which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Charter and

Procedures, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	March 7, 2008

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	March 7, 2008